EXHIBIT 10.8

AMENDMENT NO. 5, dated as of December 20, 2024 (this “Amendment”), to the Credit Agreement dated as of May 1, 2019 (as amended or otherwise modified by Amendment No. 1, dated as of February 3, 2020, Amendment No. 2, dated as of July 16, 2020, Amendment No. 3, dated as of July 16, 2021, Joinder Agreement to Credit Agreement, dated as of May 5, 2021, Successor Agent Agreement, dated as of February 3, 2020, and Amendment No. 4, dated as of June 15, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, the Existing Credit Agreement as further amended by this Amendment, the “Amended Credit Agreement”), among IHEARTCOMMUNICATIONS, INC., a Texas corporation (the “Borrower” or “Communications”), IHEARTMEDIA CAPITAL I, LLC, a Delaware limited liability company, the other Guarantors party thereto, BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”) and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower, IH Media + Entertainment I, LLC, a Delaware limited liability company (“Entertainment I”) and certain of the Lenders are party to that certain Transaction Support Agreement, dated as of November 6, 2024 (as amended, restated, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “TSA”), pursuant to which they agreed, subject to the terms and conditions thereunder, to support and enter into the transactions contemplated by the Exchange Agreement (as defined below) and this Amendment;

WHEREAS, the Borrower and each Lender party hereto (each, a “Participating Lender” and, collectively, the “Participating Lenders”) (which collectively constitute the Required Lenders) have agreed to amend certain provisions of the Existing Credit Agreement as provided herein in accordance with Section 10.01 of the Existing Credit Agreement (collectively, the “Exit Consent”);

WHEREAS, immediately after giving effect to the Exit Consent, the Borrower has offered to purchase and assume, and each Participating Lender desires to sell and assign to the Borrower, 100% (or such lesser amount as agreed between a Participating Lender and the Borrower) of such Participating Lender’s Term Loans (the “Purchased Loans”) outstanding immediately following the Amendment No. 5 Effective Date (as defined below) in accordance with the terms of Section 10.07(m) of the Amended Credit Agreement;

WHEREAS, immediately after giving effect to the Exit Consent, (a) the Purchased Loans shall be purchased by, transferred to and assigned to the Borrower and immediately be deemed cancelled and extinguished pursuant to Section 10.07(m) of the Amended Credit Agreement and (b) subject to the terms and conditions of the Exchange Agreement, each Participating Lender shall receive either (i) if the Comprehensive Transaction (as defined in the TSA) is consummated, the Comprehensive Consideration (as defined in the Exchange Agreement) or (ii) if the Alternative Transaction (as defined in the TSA) is consummated, the Alternative Consideration (as defined in the Exchange Agreement), as applicable, as consideration for its sale and assignment of its Purchased Loans to the Borrower, in each case, pursuant to that certain Term Loan Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), among the Borrower, Entertainment I, the Participating Lenders and the Administrative Agent (collectively, the “Exchange”); and

WHEREAS, in furtherance of the Exchange, Communications has requested that the Participating Lenders enter into either (a) if the Comprehensive Transaction (as defined in the TSA) is consummated, that certain Credit Agreement, to be dated as of the Amendment No. 5 Effective Date (as defined below) (the “Comprehensive Credit Agreement”) in the form attached as Exhibit B to the Exchange Agreement or (b) if the Alternative Transaction (as defined in the TSA) is consummated, each of (i) the Credit Agreement, to be dated as of the Amendment No. 5 Effective Date (the “Alternative Entertainment

I Credit Agreement”), in the form attached as Exhibit C to the Exchange Agreement and (ii) the Credit Agreement, to be dated as of the Amendment No. 5 Effective Date (the “New Alternative Communications Credit Agreement” and, together with the Alternative Entertainment I Credit Agreement, the “Alternative Credit Agreements”), in the form attached as Exhibit C to the Exchange Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendments. Effective as of the Amendment No. 5 Effective Date (as defined below), immediately prior to giving effect to the Exchange:

(a) The cover page of the Existing Credit Agreement is hereby amended by adding the adding the following words to the top of such page:

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Third Priority Representative on the Shared Collateral (as defined in the Multi-Lien Intercreditor Agreement referred to below) are expressly subject and subordinate to the liens and security interests granted in favor of the First Priority Secured Parties and the Second Priority Secured Parties (in each case, as defined in the Multi-Lien Intercreditor Agreement referred to below), and (ii) the exercise of any right or remedy by the Third Priority Representative or any other party hereunder in respect of such Shared Collateral is subject to the limitations and provisions of the Multi-Lien Intercreditor Agreement dated as of December 20, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Multi-Lien Intercreditor Agreement”), among Bank of America, N.A., as administrative agent and collateral agent under the First Lien Credit Agreement, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2029, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2030, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2031, in each case under the First Lien Secured Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement), U.S. Bank Trust Company, National Association, as trustee and collateral agent under the Second Lien Notes Indenture, Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement, any Additional First Priority Representative, any Additional Second Priority Representative, any Additional Third Priority Representative, iHeartCommunications, Inc., as the Company, iHeartMedia Capital I, LLC, as Holdings, and the other Grantors (as defined therein) party thereto. In the event of any conflict between the terms of the Multi-Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Multi-Lien Intercreditor Agreement shall govern.”

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in their proper alphabetical order:

“Amendment No. 5” means Amendment No. 5, dated as of Amendment No. 5 Effective Date, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 5 Effective Date” has the meaning assigned to such term in the Amendment No. 5.

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“New Intercreditor Agreement” means that certain multi-lien intercreditor agreement and substantially in the form of Exhibit J-3, dated as of the Amendment No. 5 Effective Date, by and among, inter alios, the Borrower and the Guarantors from time to time party thereto, the Administrative Agent, the Collateral Agent, and the other parties thereto, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement, and which shall also include any replacement intercreditor agreement entered into in accordance with the terms hereof.

“Rescindable Amount” has the meaning set forth in Section 2.12(c)(i).

“TSA” means that certain Transaction Support Agreement, dated as of November 6, 2024, among the Borrower, IH Media + Entertainment I, LLC and certain of the Lenders.

(c) The text of the definition of “Intercreditor Agreements” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

“Intercreditor Agreements” means the New Intercreditor Agreement, the ABL Intercreditor Agreement and the Junior Lien Intercreditor Agreement, collectively, in each case to the extent in effect.

(d) The text of Sections 2.05(b)(i), 2.05(b)(ii) and 2.05(b)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Existing Credit Agreement is hereby deleted.

(e) The text of Section 2.12(c)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

(i) if (1) the Borrower failed to make such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment (such assumed payment, the “Rescindable Amount”); then each Lender shall forthwith on demand repay to the Administrative Agent the Rescindable Amount that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate, plus any reasonable administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing; and

(f) The text of Sections 5.01, 5.02, 5.03, 5.04, 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15, 5.17, 5.18, 5.19 and 5.21 of the Existing Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Existing Credit Agreement is hereby deleted.

(g) The text of Sections 6.01, 6.03, 6.04, 6.05, 6.06, 6.07, 6.08, 6.09, 6.10, 6.11, 6.12, 6.13, 6.15, 6.16, and 6.17 of the Existing Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Existing Credit Agreement is hereby deleted.

(h) The text of Section 6.02 of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

Section 6.02 Certificates; Other Information.

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Each of Holdings and the Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower, their respective Affiliates or any of their respective securities) (each, a “Public Lender”). The Borrower hereby agrees to mark all Borrower Materials that the Borrower intends to be made available to Public Lenders by clearly and conspicuously designating such Borrower Materials as “PUBLIC.” By designating Borrower Materials as “PUBLIC”, the Borrower (x) authorizes such Borrower Materials to be made available to a portion of the Platform designated “Public Investor”, which is intended to contain only information that is either publicly available or not material information (though it may be sensitive and proprietary) with respect to Holdings, the Borrower, their respective Affiliates or any of their respective securities for purposes of foreign, United States federal and state securities laws, (y) authorizes the Administrative Agent and/or the Collateral Agent to treat such Borrower Materials as publicly available and not containing any material non-public information with respect to Holdings, the Borrower, their respective Affiliates or any of their respective securities for purposes of foreign, United States federal and state securities laws and (z) authorizes the Administrative Agent and/or the Collateral Agent to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”. Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark any Borrower Materials “PUBLIC.”

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws.

(i) The text of Section 6.14 of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

Section 6.14 Designation of Subsidiaries.

(a) Holdings may at any time designate any Restricted Subsidiary of Holdings as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary.

(b) Holdings may designate (or re-designate) any Restricted Subsidiary that is an Excluded Subsidiary as an Electing Guarantor and may designate (or re-designate) any Electing Guarantor as an Excluded Subsidiary.

(j) The text of Sections 7.01, 7.02, 7.03, 7.04, 7.05, 7.06, 7.07, 7.08, 7.09, 7.12, 7.13 and 7.14 of the Existing Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Existing Credit Agreement is hereby deleted.

(k) The text of Sections 8.01(d), 8.01(e), 8.01(g), 8.01(h), 8.01(i), 8.01(j), 8.01(k) and 8.01(l) of the Existing Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]” and each reference to any such section in the Existing Credit Agreement is hereby deleted.

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(l) The text of Sections 8.01(f) of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

Insolvency Proceedings, Etc. Holdings or the Borrower institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(m) The text of the first clause (a) set forth in Section 9.03 of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

(a) be liable for any action taken or omitted to be taken by any of them (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein),

(n) The text of Section 9.09 of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

Each of the Administrative Agent and the Collateral Agent may resign as the Administrative Agent or the Collateral Agent, as applicable upon thirty (30) days’ notice to the Lenders and the Borrower and if either the Administrative Agent or the Collateral Agent is a Defaulting Lender, the Borrower may remove such Defaulting Lender from such role upon ten (10) days’ notice to the Lenders. If the Administrative Agent or the Collateral Agent resigns under this Agreement or is removed by the Borrower, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default under Sections 8.01(a), (f) or (g) (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation or removal of the Administrative Agent or the Collateral Agent, as applicable, the Administrative Agent or the Collateral Agent, as applicable, in the case of a resignation, and the Borrower, in the case of a removal may appoint, after consulting with Lenders and the Borrower (in the case of a resignation), a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent or retiring Collateral Agent and the term “Administrative Agent” or “Collateral Agent”, as applicable, shall mean such successor administrative agent or collateral agent and/or Supplemental Agent, as the case may be, and the retiring Administrative Agent’s or Collateral Agent’s appointment, powers and duties as the Administrative Agent or Collateral Agent shall be terminated. After the retiring Administrative Agent’s or the Collateral Agent’s resignation or removal hereunder as the Administrative Agent or Collateral Agent, the provisions of this Article IX and the provisions of Sections 10.04 and 10.05

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shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent or Collateral Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent or the Collateral Agent by the date which is thirty (30) days following the retiring Administrative Agent’s or Collateral Agent’s notice of resignation or ten (10) days following the Borrower’s notice of removal, the retiring Administrative Agent’s or the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and such Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, and Required Lenders shall perform all of the duties of the Administrative Agent or Collateral Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent or Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that Section 6.11 is satisfied, the successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent or Collateral Agent, and the retiring Administrative Agent or Collateral Agent shall be discharged, if not previously discharged pursuant to the foregoing sentence, from its duties and obligations under the Loan Documents. After the retiring Administrative Agent’s or Collateral Agent’s resignation hereunder as the Administrative Agent or the Collateral Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or the Collateral Agent.

(o) The text of Sections 9.16 of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

Intercreditor Agreements. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document: (a) the priority of the Liens granted to the Collateral Agent in favor of the Secured Parties pursuant to the Loan Documents and the exercise of any right related to any Collateral shall be subject, in each case, to the terms of the New Intercreditor Agreement, ABL Intercreditor Agreement or any Junior Lien Intercreditor Agreement, (b) in the event of any conflict between the express terms and provisions of this Agreement or any other Loan Document, on the one hand, and of the New Intercreditor Agreement, ABL Intercreditor Agreement or any Junior Lien Intercreditor Agreement, on the other hand, the terms and provisions of the New Intercreditor Agreement, ABL Intercreditor Agreement or such Junior Lien Intercreditor Agreement, as the case may be, shall control (in each case, other than any clause in any Loan Document which grants a lien or security interest, which clause shall control), and (c) each Lender (and, by its acceptance of the benefits of any Collateral Document, each other Secured Party) hereunder authorizes and instructs the Administrative Agent and Collateral Agent to execute the New Intercreditor Agreement, ABL Intercreditor Agreement or any Junior Lien Intercreditor Agreement on behalf of such Lender, and such Lender agrees to be bound by the terms thereof.

(p) A new Section 9.18 is hereby added to the Existing Credit Agreement in appropriate numerical order as follows:

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Section 9.18. Recovery of Erroneous Payments.

Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

(q) Clause (iii) of Section 10.07(b)(i)(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read:

(A) the Borrower; provided that no consent of the Borrower shall be required for (i) an assignment of all or any portion of the Term Loans to a Lender, an Affiliate of a Lender or an Approved Fund, (ii) [reserved], (iii) an assignment of all or any portion of the Term Loans to a Specified Holder (as defined in the (x) Comprehensive Credit Agreement or (y) Entertainment I Credit Agreement, as applicable) or (iv) an assignment of all or a portion of the Loans pursuant to Section 10.07(m);

(r) Section 10.07(m) of the Existing Credit Agreement is hereby amended by deleting the phrase “, so long as no Default or Event of Default has occurred and is continuing or would result therefrom,”.

(s) A new Exhibit J-3 is hereby added to the Existing Credit Agreement as set forth on Annex II hereto.

SECTION 2. Other Agreements.

(a) The parties hereto agree that:

(i) With respect to any Term Loans that remain outstanding under the Amended Credit Agreement immediately after giving effect to the Exchange, such Term Loans shall be converted to a new Borrowing of Term SOFR Loans with an initial Interest Period of 1 month (ending on January 20, 2025) commencing on the Amendment No. 5 Effective Date, with the Borrower deemed to have submitted any conversion notices required to effect the forgoing in satisfaction of any such requirements under the Existing Credit Agreement and/or the Amended Credit Agreement.

(ii) After giving effect to the Exchange, the outstanding principal amount of Term Loans under the Amended Credit Agreement (including for purposes of Section 2.07(a) and Section 2.07(b) of the Amended Credit Agreement) shall be reduced by the aggregate principal amount of the Term Loans that are exchanged pursuant to the Exchange.

(iii) On the Amendment No. 5 Effective Date immediately after giving effect to the Exchange, (x) the obligations under the Amended Credit Agreement will cease to be “First Lien Obligations” under the First Lien Intercreditor Agreement (as defined immediately prior to the Amendment No. 5 Effective Date) and (y) the Secured Parties shall have no rights under the First Lien Intercreditor Agreement.

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(b) The Participating Lenders confirm that the Administrative Agent is authorized to enter into the New Intercreditor Agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications thereto) and hereby expressly and irrevocably authorizes and instructs the Administrative Agent to enter into the New Intercreditor Agreement on the Amendment No. 5 Effective Date.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that, as of the Amendment No. 5 Effective Date, this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 5 Effective Date”; such time of such effectiveness being referred to herein as the “Amendment No. 5 Effective Time”) the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (x) the Borrower and the Administrative Agent, a counterpart of this Amendment signed on behalf of such party and (y) each Participating Lender (which shall collectively constitute the Required Lenders), an executed Lender Consent in the form attached as Exhibit A to the Exchange Agreement.

(b) The TSA shall be in full force and effect immediately prior to the Amendment No. 5 Effective Time and shall not have been previously terminated in accordance with its terms.

(c) (i) All reasonable and documented fees and out-of-pocket expenses required to be paid on the Amendment No. 5 Effective Date pursuant to Section 10.04 of the Existing Credit Agreement (including all such fees and expenses of the Administrative Agent (including of Moore & Van Allen PLLC, counsel to the Administrative Agent)) and (ii) all reasonable fees and documented out of pocket disbursements of (x) Davis Polk & Wardwell LLP and (y) Perella Weinberg Partners, in each case, incurred in connection with the representation of the Ad Hoc Group (as defined in the TSA) and the negotiation and implementation of the transactions contemplated by the TSA and to the extent invoiced at least three Business Days prior to the Amendment No. 5 Effective Date (or such later date as the Borrower may reasonably agree), shall have been paid.

SECTION 5. Conditions Subsequent.

(a) Immediately following the Amendment No. 5 Effective Time:

(i) The Exchange shall have been consummated.

(ii) if (x) the Comprehensive Transaction is consummated, the Closing Date (as defined in the Comprehensive Credit Agreement) shall occur, or (y) if the Alternative Transaction is consummated, the Closing Date (as defined in each of the Alternative Entertainment I Credit Agreement and the New Alternative Communications Credit Agreement) shall occur.

(iii) The New Intercreditor Agreement shall have been executed and delivered by the parties thereto.

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SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which, when taken together, shall constitute a single instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) the Borrower, on its own behalf and on behalf of the other Loan Parties, acknowledges and agrees that (A) each Loan Document is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Existing Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all of the Obligations on the terms and conditions set forth in the Collateral Documents, and hereby confirms and, to the extent necessary, ratifies the security interests granted pursuant to the Collateral Documents and (ii) the Borrower, on behalf of the Guarantors, hereby confirms and ratifies the continuing unconditional obligations of the Guarantors under the Guaranty with respect to all of the Guaranteed Obligations. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement, including without limitation for purposes of Sections 10.15, 10.16 and 10.17 thereof, and from and after the Amendment No. 5 Effective Date, all references to “the Existing Credit Agreement” in any Loan Document and all references in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

SECTION 9. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall discharge or release the Lien or priority of any Collateral Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby and except to the extent repaid as provided herein.

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SECTION 10. Governing Law: Waiver of Jury Trial. Sections 10.15 and 10.16 of the Amended Credit Agreement are hereby incorporated herein by reference mutatis mutandis.

SECTION 11. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Amended Credit Agreement to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including all Attorney Costs.

SECTION 12. Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

IHEARTCOMMUNICATIONS, INC., as Borrower

By:	/s/ Richard J. Bressler
Name: Richard J. Bressler
Title: President and Chief Financial Officer

IHEARTMEDIA CAPITAL I, LLC, as Holdings

By:	/s/ Richard J. Bressler
Name: Richard J. Bressler
Title: President and Chief Financial Officer

ANDO MEDIA, LLC
BLOGTALKRADIO, INC.
CHRISTAL RADIO SALES, INC.
IHEART OPERATIONS, INC.
IHEARTMEDIA + ENTERTAINMENT, INC.
IHEARTMEDIA MANAGEMENT SERVICES, INC. IHM IDENTITY, INC.
IHM LICENSES LLC
JELLI, LLC
KATZ COMMUNICATIONS, INC.
KATZ MEDIA GROUP, INC.
KATZ MILLENNIUM SALES & MARKETING, INC. KATZ NET RADIO SALES, INC.
M STREET CORPORATION
PREMIERE NETWORKS, INC.
SPACIAL AUDIO SOLUTIONS, LLC
SPREAKER, INC.
STUFF MEDIA, LLC
TRITON DIGITAL, INC.
TTWN MEDIA NETWORKS, LLC
TTWN NETWORKS, LLC
UNIFIED ENTERPRISES CORP.
VOXNEST, INC.

By:	/s/ Jordan Fasbender
Name: Jordan Fasbender
Title: Executive Vice President, General Counsel & Secretary

[Signature Page to Amendment No. 5]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Priscilla Ruffin
Name: Priscilla Ruffin
Title: AVP

[Signature Page to Amendment No. 5]

[Lender signature pages on file with the Administrative Agent]

[Signature Page to Amendment No. 5]

ANNEX I

New Intercreditor Agreement

[See Attached]

Execution Version

MULTI-LIEN INTERCREDITOR AGREEMENT

by and among

IHEARTMEDIA CAPITAL I, LLC,

IHEARTCOMMUNICATIONS, INC.,

the other Grantors party hereto,

BANK OF AMERICA, N.A.,

as Administrative Agent and Collateral Agent for the First Lien Credit Agreement Secured Parties and as a First Priority Representative,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee and Collateral Agent for the First Lien Notes (2029) Secured Parties and as a First Priority Representative,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee and Collateral Agent for the First Lien Notes (2030) Secured Parties and as a First Priority Representative,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee and Collateral Agent for the First Lien Notes (2031) Secured Parties and as a First Priority Representative,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee and Collateral Agent for the Existing 2028 Secured Notes Secured Parties and as a First Priority Representative,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee and Collateral Agent for the Second Lien Notes Secured Parties and as a Second Priority Representative,

BANK OF AMERICA, N.A.,

as Administrative Agent and Collateral Agent for the Third Lien Existing Credit Agreement Secured Parties and as a Third Lien Existing Credit Agreement Representative,

and

the other Representatives from time to time party hereto.

Dated as of December 20, 2024

This MULTI-LIEN INTERCREDITOR AGREEMENT, dated as of December 20, 2024 (this “Agreement”), is entered into by and among:

(i)

Bank of America, N.A., as administrative agent and collateral agent under the First Lien Credit Agreement (as defined below) (in such capacity and together with its successors in such capacities, and as more specifically defined below, the “First Lien Credit Agreement Representative”),

(ii)

U.S. Bank Trust Company, National Association, as trustee and collateral agent for the First Lien Notes (2029) (as defined below) (in such capacity and together with its successors in such capacities, and as more specifically defined below, the “First Lien Notes (2029) Representative”),

(iii)

U.S. Bank Trust Company, National Association, as trustee and collateral agent for the First Lien Notes (2030) (as defined below) (in such capacity and together with its successors in such capacities, and as more specifically defined below, the “First Lien Notes (2030) Representative”),

(iv)

U.S. Bank Trust Company, National Association, as trustee and collateral agent for the First Lien Notes (2031) (as defined below) (in such capacity and together with its successors in such capacities, and as more specifically defined below, the “First Lien Notes (2031) Representative”),

(v)

U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Existing 2028 Secured Notes (as defined below) (in such capacity and together with its successors in such capacities, and as more specifically defined below, the “Existing 2028 Notes Representative”),

(vi)

U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Second Lien Notes Indenture (as defined below) (in such capacities and together with its successors in such capacities, and as more specifically defined below, the “Second Lien Notes Representative”),

(vii)

Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement (as defined below) (in such capacities and together with its successors in such capacities, and as more specifically defined below, the “Third Lien Existing Credit Agreement Representative”),

(viii)	any Additional First Priority Representative (as defined below) that from time to time becomes a party hereto pursuant to Section 8.09,

(ix)	any Additional Second Priority Representative (as defined below) that from time to time becomes a party hereto pursuant to Section 8.10,

(x)	any Additional Third Priority Representative (as defined below) that from time to time becomes a party hereto pursuant to Section 8.11, and

(xi)

iHeartcommunications, Inc., a Texas corporation (or any successor thereof, the “Company”), iHeartmedia Capital I, LLC, a Delaware limited liability corporation (or any successor thereof, “Holdings”), and the other Grantors (as defined below) party hereto.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of May 1, 2019, by and among Bank of America, N.A., as ABL Collateral Agent (as such term is defined therein), Bank of America, N.A., as Term Loan Collateral Agent and Designated Junior Priority Representative (as such terms are defined therein), U.S. Bank Trust Company, National Association, as Notes Collateral Agent (as such term is defined therein) and each Additional Junior Priority Representative party thereto (as such term is defined therein), as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Additional First Priority Debt Documents” means, with respect to any series, issue or class of Additional First Priority Obligations, the applicable Additional First Priority Facility and any notes, security documents and other operative agreements evidencing or governing such Obligations, including any agreement entered into for the purpose of securing such Additional First Priority Obligations, including, if applicable, the First Priority Collateral Documents.

“Additional First Priority Facility” means each debt facility arising under each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional First Priority Obligations, in each case as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“Additional First Priority Obligations” means all Obligations under and in respect of the Additional First Priority Debt Documents which are permitted by the then extant First Priority Debt Documents and First Priority Debt Documents to be secured by the Shared Collateral equally and ratably with, or on the same basis as, the Obligations under and in respect of the First Priority Facilities for purposes of the First Priority Debt Documents or the First Priority Collateral Documents.

“Additional First Priority Representative” means the trustee, administrative agent, collateral agent, security agent and/or similar agent under an Additional First Priority Facility (upon and after the initial execution and delivery thereof by the initial parties thereto) that is named as the Additional First Priority Representative in an Additional First Priority Representative Joinder Agreement executed and delivered in accordance with Section 8.09, and shall include any successor trustee, administrative agent, collateral agent, security agent or similar agent as provided in such Additional First Priority Facility.

“Additional First Priority Representative Joinder Agreement” means a supplement to this Agreement in the form of Exhibit B hereof required to be delivered by an Additional First Priority Representative to each other Representative party hereto pursuant to Section 8.09 in order to include Additional First Priority Obligations hereunder and to become the Representative hereunder for the Additional First Priority Secured Parties.

“Additional First Priority Secured Parties” means the holders of any Additional First Priority Obligations, in such capacity, and any Additional First Priority Representative.

“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Obligations, the applicable Additional Second Priority Facility and any notes, security documents and other operative agreements evidencing or governing such Obligations, including any agreement entered into for the purpose of securing such Additional Second Priority Obligations, including, if applicable, the Second Priority Collateral Documents.

“Additional Second Priority Facility” means each debt facility arising under each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Second Priority Obligations, in each case as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“Additional Second Priority Obligations” means all Obligations under and in respect of the Additional Second Priority Debt Documents which are permitted by the then extant First Priority Debt Documents and Second Priority Debt Documents to be secured by the Shared Collateral equally and ratably with, or on the same basis as, the Obligations under and in respect of the Second Lien Notes Indenture for purposes of the Second Priority Debt Documents or the Second Priority Collateral Documents.

“Additional Second Priority Representative” means the trustee, administrative agent, collateral agent, security agent and/or similar agent under an Additional Second Priority Facility (upon and after the initial execution and delivery thereof by the initial parties thereto) that is named as the Additional Second Priority Representative in an Additional Second Priority Representative Joinder Agreement executed and delivered in accordance with Section 8.10, and shall include any successor trustee, administrative agent, collateral agent, security agent or similar agent as provided in such Additional Second Priority Facility.

“Additional Second Priority Representative Joinder Agreement” means a supplement to this Agreement in the form of Exhibit C hereof required to be delivered by an Additional Second Priority Representative to each other Representative party hereto pursuant to Section 8.10 in order to include Additional Second Priority Obligations hereunder and to become the Representative hereunder for the Additional Second Priority Secured Parties.

“Additional Second Priority Secured Parties” means the holders of any Additional Second Priority Obligations, in such capacity, and any Additional Second Priority Representative.

“Additional Third Priority Debt Documents” means, with respect to any series, issue or class of Additional Third Priority Obligations, the applicable Additional Third Priority Facility and any notes, security documents and other operative agreements evidencing or governing such Obligations, including any agreement entered into for the purpose of securing such Additional Third Priority Obligations, including, if applicable, the Third Priority Collateral Documents.

“Additional Third Priority Facility” means each debt facility arising under each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Third Priority Obligations, in each case as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time.

“Additional Third Priority Obligations” means all Obligations under and in respect of the Additional Third Priority Debt Documents which are permitted by the then extant First Priority Debt Documents and Second Priority Debt Documents to be secured by the Shared Collateral on a junior basis to the Obligations under and in respect of the First Priority Debt Documents and the Second Priority Debt Documents.

“Additional Third Priority Representative” means the trustee, administrative agent, collateral agent, security agent or similar agent under an Additional Third Priority Facility (upon and after the initial execution and delivery thereof by the initial parties thereto) that is named as the Additional Third Priority Representative in an Additional Third Priority Representative Joinder Agreement executed and delivered in accordance with Section 8.11, and shall include any successor trustee, administrative agent, collateral agent, security agent or similar agent as provided in such Additional Third Priority Facility.

“Additional Third Priority Representative Joinder Agreement” means a supplement to this Agreement in the form of Exhibit D hereof required to be delivered by an Additional Third Priority Representative to each other Representative party hereto pursuant to Section 8.11 in order to include Additional Third Priority Obligations hereunder and to become the Representative hereunder for the Additional Third Priority Secured Parties.

“Additional Third Priority Secured Parties” means the holders of any Additional Third Priority Obligations, in such capacity, and any Additional Third Priority Representative.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, the president, any vice president, treasurer, general counsel, secretary or another executive officer of such Person.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Laws” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, administration, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar federal, state or foreign debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City, or where the registered office of any First Priority Representative, Second Priority Representative or Third Priority Representative is located, are authorized or required by law to close.

“Collateral” means all assets now or hereafter subject to a Lien created pursuant to any Collateral Document securing any First Priority Obligations, Second Priority Obligations or Third Priority Obligations.

“Collateral Documents” means the First Priority Collateral Documents, the Second Priority Collateral Documents and the Third Priority Collateral Documents.

“Company” has the meaning assigned to such term in the preamble hereto.

“Debt Documents” means the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Collateral Documents.

“Designated First Priority Representative” means the Controlling Collateral Agent as defined in and determined in accordance with the First Lien Pari Passu Intercreditor Agreement.

“Designated Second Priority Representative” means (i) so long as there is only one Second Priority Representative, such Second Priority Representative and (ii) at all other times, the Controlling Collateral Agent (or similar term) as defined in and determined in accordance with the Second Priority Debt Documents.

“Designated Third Priority Representative” means (i) so long as there is only one Third Priority Representative, such Third Priority Representative and (ii) at all other times, the Controlling Collateral Agent (or similar term) as defined in and determined in accordance with the Third Priority Debt Documents.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means (i) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the applicable Debt Documents, whether or not allowed or allowable in such proceeding) and premium (if any) on all applicable Obligations outstanding under the applicable Debt Documents, (ii) payment in full in cash of all other Obligations that are due and payable or otherwise accrued and owing under or in connection with the applicable Debt Documents at or prior to the time such principal and interest are paid or commitments referred to in the following clause (iii) are terminated (other than any contingent obligations for which no demand or claim has been made), and (iii) termination of all other commitments of the applicable Secured Parties to extend credit under the applicable Debt Documents, in each case without giving effect to any limitations on the enforceability thereof, or the enforceability or allowance of the applicable Obligations under applicable Bankruptcy Laws or otherwise (including, without limitation, with respect to interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Bankruptcy Laws); except, with respect to the First Priority Obligations, the Second Priority Obligations and Third Priority Obligations, to the extent otherwise expressly provided in Section 5.06 and Section 6.04.

“Disposition” means any conveyance, sale, lease, assignment, transfer, license or other disposition.

“Enforcement Action” has the meaning assigned to such term in Section 3.01.

“Event of Default” shall mean “Event of Default” (or similar term) as defined under any applicable Facility.

“Existing 2028 Notes Representative” has the meaning given in the preamble and shall include any successor trustee and collateral agent as provided in the Existing 2028 Secured Notes Indenture.

“Existing 2028 Secured Notes” means the 4.75% Senior Secured Notes due 2028, issued by the Company pursuant to the Existing 2028 Secured Notes Indenture.

“Existing 2028 Secured Notes Indenture” means that certain indenture, dated as of November 22, 2019 (as amended, modified, or otherwise supplemented from time to time), by and among the Company, each of the guarantors named therein, and the Existing 2028 Notes Representative, as trustee and collateral agent; provided, (a) the obligations in respect of any such Refinancing are secured by Liens on the Shared Collateral that rank on an equal priority basis with the Liens on the Shared Collateral securing the First Priority Obligations and (b) that the holders of any such Refinancing debt (or their agent on their behalf) shall bind themselves in writing to the terms of this Agreement.

“Existing 2028 Secured Notes Secured Parties” means the holders of Obligations arising under or in connection with the Existing 2028 Secured Notes Indenture, in such capacity, and the Existing 2028 Notes Representative.

“Facility” means each of the First Priority Facilities, the Second Priority Facilities and the Third Priority Facilities.

“First Lien Credit Agreement” means that certain Credit Agreement, dated as of the date hereof, by and among the Company, as borrower, Holdings, the Grantors party thereto from time to time, the lenders party thereto from time to time, the First Lien Credit Agreement Representative, as administrative agent, and the other parties from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified or Refinanced from time to time, including any agreement, indenture, credit facility, commercial paper facility or new agreement extending the maturity of, refinancing, replacing, consolidating or otherwise restructuring all or any portion of the Indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of Indebtedness that may be incurred thereunder (provided that such Indebtedness is permitted to be incurred under the Facilities); provided (a) that the collateral agent, collateral trustee or a similar representative for any such other financing arrangement or agreement becomes a party hereto by executing and delivering an Additional First Priority Representative Joinder Agreement and (b) in the case of any refinancing or replacement, the First Lien Credit Agreement Representative or the Borrower designates such financing arrangement or agreement as the “First Lien Credit Agreement” (and not an Additional First Priority Obligation) hereunder.

“First Lien Credit Agreement Representative” has the meaning given in the preamble and shall include any successor administrative agent as provided in the First Lien Credit Agreement.

“First Lien Credit Agreement Secured Parties” means the holders of Obligations under the First Lien Credit Agreement.

“First Lien Notes (2029)” means the Senior Secured First Lien Notes due 2029 issued under the First Lien Secured Notes Indenture.

“First Lien Notes (2030)” means the Senior Secured First Lien Notes due 2030 issued under the First Lien Secured Notes Indenture.

“First Lien Notes (2031)” means the Senior Secured First Lien Notes due 2031 issued under the First Lien Secured Notes Indenture.

“First Lien Notes (2029) Representative” has the meaning given in the preamble and shall include any successor trustee and collateral agent as provided in the First Lien Secured Notes Indenture.

“First Lien Notes (2030) Representative” has the meaning given in the preamble and shall include any successor trustee and collateral agent as provided in the First Lien Secured Notes Indenture.

“First Lien Notes (2031) Representative” has the meaning given in the preamble and shall include any successor trustee and collateral agent as provided in the First Lien Secured Notes Indenture.

“First Lien Notes Secured Parties (2029)” means the “Secured Parties” as defined in the First Lien Notes (2029) Security Agreement.

“First Lien Notes Secured Parties (2030)” means the “Secured Parties” as defined in the First Lien Notes (2030) Security Agreement.

“First Lien Notes Secured Parties (2031)” means the “Secured Parties” as defined in the First Lien Notes (2031) Security Agreement.

“First Lien Notes (2029) Security Agreement” means the security agreement, dated as of the date hereof, among the Grantors party thereto, the First Lien Notes (2029) Representative, and the other parties thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“First Lien Notes (2030) Security Agreement” means the security agreement, dated as of the date hereof, among the Grantors party thereto, the First Lien Notes (2030) Representative, and the other parties thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“First Lien Notes (2031) Security Agreement” means the security agreement, dated as of the date hereof, among the Grantors party thereto, the First Lien Notes (2031) Representative, and the other parties thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“First Lien Pari Passu Intercreditor Agreement” means that certain First Lien Intercreditor Agreement, dated as of May 1, 2019, by and among the Company, Holdings, the other Grantors party thereto from time to time, the First Lien Credit Agreement Representative, the First Lien Notes (2029) Representative, the First Lien Notes (2030) Representative, the First Lien Notes (2031) Representative and the Existing 2028 Notes Representative and certain other parties thereto from time to time, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“First Lien Secured Notes Indenture” means that certain Indenture, dated as of the date hereof, among the Company, as issuer, the Grantors identified therein, the First Lien Notes (2029) Representative, as trustee and collateral agent of the First Lien Notes (2029), the First Lien Notes (2030) Representative, as trustee and collateral agent of the First Lien Notes (2030), and the First Lien Notes (2031) Representative, as trustee and collateral agent of the First Lien Notes (2031), with respect to the issuance of (1) the First Lien Notes (2029), (2) the First Lien Notes (2030), and (3) the First Lien Notes (2031), as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, together with any Refinancing thereof; provided, (a) the obligations in respect of any such Refinancing are secured by Liens on the Shared Collateral that rank on an equal priority basis with the Liens on the Shared Collateral securing the First Priority Obligations and (b) that the holders of any such Refinancing debt (or their agent on their behalf) shall bind themselves in writing to the terms of this Agreement.

“First Priority Collateral” means all “Collateral” or “Pledged Collateral” or similar term as defined in any First Priority Debt Document and all other property and assets of the Company or any other Grantor, whether now owned or hereafter acquired, on which a Lien is, or is purported to or required to be granted, to any First Priority Representative pursuant to the applicable First Priority Debt Documents (including pursuant to this Agreement) to secure any First Priority Obligation, regardless of the enforceability of, any actual or alleged avoidance of, any actual or alleged subordination (equitable or otherwise) of or any other actual or alleged defects whatsoever with respect to any such Lien, and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any First Priority Secured Party.

“First Priority Collateral Documents” means the “Collateral Documents” (or any similar term) as defined in the First Priority Debt Documents, and any other documents or instruments granting (or purporting to grant) a Lien on real or personal property to secure any First Priority Obligation from time to time or granting rights or remedies with respect to such Liens.

“First Priority Debt Documents” means the First Priority Facilities, the First Priority Collateral Documents, and all other notes, agreements, documents and instruments securing, providing for, evidencing or governing any First Priority Obligations.

“First Priority Facilities” means the debt facilities arising under the First Lien Credit Agreement, the First Lien Secured Notes Indenture, the Existing 2028 Secured Notes Indenture, and any Additional First Priority Facility.

“First Priority Obligations” means all Obligations under and in respect of the First Lien Credit Agreement, the First Lien Secured Notes Indenture, the Existing 2028 Secured Notes Indenture, and any Additional First Priority Facility.

“First Priority Recovery” means has the meaning assigned to such term in Section 6.04.

“First Priority Representative” means (i) with respect to the Obligations under the First Lien Credit Agreement or the First Lien Credit Agreement Secured Parties, the First Lien Credit Agreement Representative, in its capacity as administrative agent and the collateral agent under the First Lien Credit Agreement, (ii) with respect to the Obligations with respect to the First Lien Notes (2029), the First Lien Notes (2029) Representative, in its capacity as trustee and collateral agent, (iii) with respect to the Obligations with respect to the First Lien Notes (2030), the First Lien Notes (2030) Representative, in its capacity as trustee and collateral agent, (iv) with respect to the Obligations with respect to the First Lien Notes (2031), the First Lien Notes (2031) Representative, in its capacity as trustee and collateral agent, (v) with respect to the Obligations under the Existing 2028 Secured Notes Indenture, the Existing 2028 Notes Representative, in its capacity as trustee and collateral agent and (vi) with respect to any Additional First Priority Obligations or Additional First Priority Secured Parties, the Additional First Priority Representative under the applicable Additional First Priority Facility. References in this Agreement or in any joinder to this Agreement to “the First Priority Representative” or phrases of similar import shall include each and any First Priority Representative, including any successor administrative agent, collateral agent and trustee as provided in the First Priority Facilities. References in this Agreement or in any joinder to this Agreement to the “the First Priority Representative, on behalf of itself and each other “First Priority Secured Party” or phrases of similar import shall include each and any First Priority Representative on behalf of the First Priority Secured Parties for which it serves as a Representative.

“First Priority Secured Parties” means the holders of any First Priority Obligations, in such capacity, and the First Priority Representatives.

“Grantors” means the Company and each Subsidiary that has granted a security interest pursuant to any Collateral Document (including any Subsidiary that becomes a party to this Agreement as contemplated by Section 8.07) to secure any Secured Obligations.

“Holdings” has the meaning assigned to such term in the preamble hereto.

“Insolvency or Liquidation Proceeding” means an assignment for the benefit of creditors relating to the Company or any Grantor, whether or not voluntary; or any case or proceeding commenced by or against the Company or any Grantor under the Bankruptcy Code or any similar Bankruptcy Law, whether or not voluntary; or any proceeding by or against the Company or any Grantor seeking to adjudicate it bankrupt or insolvent, or seeking receivership, liquidation, dissolution, marshaling of assets or liabilities, winding up, reorganization, arrangement, adjustment, administration, protection, relief, or composition of it or its debts, in each case, whether or not voluntary and whether or not involving bankruptcy or insolvency, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, monitor, trustee, administrator or other similar official for it or for any substantial part of its property and assets, whether or not voluntary; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth in this definition (other than a solvent reorganization) under the law of any jurisdiction applicable to the Company or any Grantor.

“Lien” means, any lien, mortgage, pledge, hypothecation, charge, assignment by way of security, security interest, preference, priority, encumbrance, conditional sale or other title retention agreement or other similar lien, in each case of any kind and whether or not filed, recorded or otherwise perfected under applicable law; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Obligations” means any principal, interest (including any interest, fees, expenses and other amounts accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest, fees, expenses and other amounts are an allowed or allowable claim under applicable state, federal or foreign law), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Person” means any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization, governmental authority or any agency or political subdivision thereof.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Proceeding” has the meaning assigned to such term in Section 8.12(a).

“Proceeds” means (x) the proceeds of any sale, collection, disposition or other liquidation of Shared Collateral and any payment or distribution made in respect of, or attributable to, the Shared Collateral or the value thereof, including in an Insolvency or Liquidation Proceeding (including, for the avoidance of doubt, any distribution of equity or debt securities or other instruments or any additional or replacement collateral provided during any Insolvency or Liquidation Proceeding) and (y) any amounts received by the First Priority Representative, any other First Priority Secured Party, the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative, or any other Third Priority Secured Party in respect of Shared Collateral.

“Purchase Notice” has the meaning assigned to such term in Section 5.07.

“Purchase Price” has the meaning assigned to such term in Section 5.07.

“Refinance” means, in respect of any indebtedness or other obligation, to refinance, extend, renew, defease, amend and restate, restructure, replace, refund or repay, or to issue other indebtedness or other obligation in exchange or replacement for, such indebtedness or other obligation in whole or in part, including by adding or replacing lenders, creditors, agents, borrower and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness or other obligation has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinancing” and “Refinanced” shall have a correlative meaning.

“Representative” means any First Priority Representative, any Second Priority Representative and any Third Priority Representative.

“Second Lien Notes Indenture” means that certain Indenture, dated as of the date hereof, among the Company, as issuer, the Grantors identified therein, the Second Priority Representative, as trustee and collateral agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time; provided, (a) the obligations in respect of any such Refinancing are secured by Liens on the Shared Collateral that rank on an equal priority basis with the Liens on the Shared Collateral securing the Second Priority Obligations and (b) that the holders of any such Refinancing debt (or their agent on their behalf) shall bind themselves in writing to the terms of this Agreement.

“Second Lien Notes Representative” has the meaning assigned to such term in the preamble of this Agreement and shall include any successor trustee or collateral agent as provided in the Second Lien Notes Indenture.

“Second Lien Notes Secured Parties” means the holders of Obligations arising under or in connection with the Second Lien Notes Indenture, in such capacity, and the Second Priority Representative.

“Second Priority Collateral” means all “Collateral” or “Pledged Collateral” or similar term as defined in any Second Priority Debt Document and all other property and assets of the Company or any other Grantor, whether now owned or hereafter acquired, on which a Lien is, or is purported to or required to be granted, to any Second Priority Representative pursuant to the applicable Second Priority Debt Documents (including pursuant to this Agreement) to secure any Second Priority Obligation, regardless of the enforceability of, any actual or alleged avoidance of, any actual or alleged subordination (equitable or otherwise) of or any other actual or alleged defects whatsoever with respect to any such Lien, and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Second Priority Secured Party.

“Second Priority Collateral Documents” means the “Collateral Documents” (or any similar term) as defined in the Second Priority Debt Documents, and any other documents or instruments granting (or purporting to grant) a Lien on real or personal property to secure any Second Priority Obligation or granting rights or remedies with respect to such Liens.

“Second Priority Debt Documents” means the Second Priority Facilities, the Second Priority Collateral Documents, and all other notes, agreements, documents and instruments securing, providing for, evidencing or governing any Second Priority Obligations.

“Second Priority Facilities” means the Second Lien Notes Indenture and any Additional Second Priority Facility.

“Second Priority Obligations” means all Obligations under and in respect of the Second Priority Debt Documents.

“Second Priority Recovery” means has the meaning assigned to such term in Section 6.04.

“Second Priority Representative” means (i) with respect to the Obligations under the Second Lien Indenture or the Second Lien Notes Secured Parties, the Second Lien Notes Representative, and shall include any successor trustee and collateral agent as provided in the Second Lien Notes Indenture, and (ii) with respect to any Additional Second Priority Obligations or Additional Second Priority Secured Parties, the Additional Second Priority Representative under the applicable Additional Second Priority Facility.

“Second Priority Secured Parties” means the holders of any Second Priority Obligations, in such capacity, and the Second Priority Representatives.

“Secured Obligations” means the First Priority Obligations, the Second Priority Obligations and the Third Priority Obligations.

“Secured Parties” means the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties.

“Shared Collateral” means at any time, Collateral in which any holder of First Priority Obligations (or the First Priority Representative), any holder of Second Priority Obligations (or the Second Priority Representative) and/or any holder of Third Priority Obligations (or the Third Priority Representative) hold, or are purported or deemed to hold (including pursuant to this Agreement) or are required to be granted, a Lien at such time, regardless of the enforceability of, any actual or alleged avoidance of, any actual or alleged subordination (equitable or otherwise) of or any other actual or alleged defects whatsoever with respect to any such Lien.

“Subsidiary” means, in respect of any specified Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person. Unless specified otherwise, any reference to a “Subsidiary” shall be deemed to be a reference to a Subsidiary of Holdings.

“Third Lien Existing Credit Agreement” means that certain Credit Agreement, dated as of May 1, 2019, by and among the Company, as borrower, Holdings, the Grantors party thereto from time to time, the lenders party thereto from time to time, the Third Existing Credit Agreement Representative, as administrative agent and collateral agent, and the other parties from time to time party thereto, as amended or otherwise modified by Amendment No. 1, dated as of February 3, 2020, Amendment No. 2, dated as of July 16, 2020, Amendment No. 3, dated as of July 16, 2021, Joinder Agreement to Credit Agreement, dated as of May 5, 2021, Successor Agent Agreement, dated as of February 3, 2020, Amendment No. 4, dated as of June 15, 2023, Amendment No. 5, dated as of December 20, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with any Refinancing thereof; provided, (a) the obligations in respect of any such Refinancing are secured by Liens on the Shared Collateral that rank on an equal priority basis with the Liens on the Shared Collateral securing the Third Priority Obligations and (b) that the holders of any such Refinancing debt (or their agent on their behalf) shall bind themselves in writing to the terms of this Agreement.

“Third Lien Existing Credit Agreement Representative” has the meaning assigned to such term in the preamble of this Agreement, and shall include any successor administrative agent or collateral agent as provided in the Third Lien Existing Credit Agreement.

“Third Lien Existing Credit Agreement Secured Parties” means the holders of Obligations arising under or in connection with the Third Lien Existing Credit Agreement, in such capacity, and the Third Lien Existing Credit Agreement Representative..

“Third Priority Collateral” means all “Collateral” or “Pledged Collateral” or similar term as defined in any Third Priority Debt Document and all other property and assets of the Company or any other Grantor, whether now owned or hereafter acquired, on which a Lien is, or is purported to or required to be granted, to any Third Priority Representative pursuant to the applicable Third Priority Debt Documents (including pursuant to this Agreement) to secure any Third Priority Obligation, regardless of the enforceability of, any actual or alleged avoidance of, any actual or alleged subordination (equitable or otherwise) of or any other actual or alleged defects whatsoever with respect to any such Lien, and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Third Priority Secured Party.

“Third Priority Collateral Documents” means the “Collateral Documents” (or any similar term) as defined in the Third Lien Debt Documents, and any other documents or instruments granting (or purporting to grant) a Lien on real or personal property to secure any Third Priority Obligation or granting rights or remedies with respect to such Liens.

“Third Priority Debt Documents” means the Third Priority Facilities, the Third Priority Collateral Documents, and all other notes, agreements, documents and instruments securing, providing for, evidencing or governing any Third Priority Obligations.

“Third Priority Facilities” means the Third Lien Existing Credit Agreement and any Additional Third Priority Facility.

“Third Priority Obligations” means all Obligations under and in respect of the Third Priority Debt Documents.

“Third Priority Recovery” means has the meaning assigned to such term in Section 6.04.

“Third Priority Representative” means (i) with respect to the Obligations under the Third Lien Existing Credit Agreement or the Third Lien Existing Credit Agreement Secured Parties, the Third Lien Existing Credit Agreement Representative, and shall include any successor administrative agent and collateral agent as provided in the Third Lien Existing Credit Agreement, and (ii) with respect to any Additional Third Priority Obligations or Additional Third Priority Secured Parties, the Additional Third Priority Representative under the applicable Additional Third Priority Facility.

“Third Priority Secured Parties” means the holders of any Third Priority Obligations, in such capacity, and the Third Priority Representatives.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in the State of New York; provided that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

Section 1.01. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless the context shall otherwise require, the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and all references herein to Sections and Exhibits shall be deemed references to Sections of, and Exhibits to, this Agreement. All references herein to any Person shall be construed to include such Person’s successors and permitted assigns. Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified from time to time or replaced in accordance with the terms of this Agreement.

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL AND OTHER PROPERTY

Section 2.01. Subordination.

(a) Notwithstanding (w) the date, time, manner or order of grant, filing or recordation of any document or instrument, actual or alleged avoidance, enforceability, attachment or perfection of any Liens granted to any Second Priority Representative, any other Second Priority Secured Party, any Third Priority Representative or any other Third Priority Secured Party, in each case, on the Shared Collateral, or of any Liens granted or purported to be granted to any First Priority Representative or any other First Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing), (x) any provision of the UCC, any applicable law (including any Bankruptcy Law), any First Priority Debt Document, any Second Priority Debt Document or any Third Priority Debt Document, (y) whether any First Priority Representative, Second Priority Representative or Third Priority Representative, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Shared Collateral, or (z) any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, and each Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, hereby agree that:

(i) any Lien on the Shared Collateral securing or purporting to secure any First Priority Obligations now or hereafter held by or on behalf of any First Priority Representative or any other First Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any Second Priority Obligations or any Third Priority Obligations;

(ii) any Lien on the Shared Collateral securing or purporting to secure any Second Priority Obligations or Third Priority Obligations now or hereafter held by or on behalf of any Second Priority Representative, any other Second Priority Secured Parties, any Third Priority Representative, any other Third Priority Secured Parties or any other agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any First Priority Obligations; and

(iii) all Liens on the Shared Collateral securing or purporting to secure any First Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any Second Priority Obligations or any Third Priority Obligations for all purposes, whether or not such Liens securing or purporting to secure any First Priority Obligations are subordinated (including by way of equitable subordination) to any Lien securing any other obligation of the Company, any Grantor or any other Person or otherwise subordinated (including by way of equitable subordination), voided, avoided, invalidated or lapsed.

(b) Notwithstanding (w) the date, time, manner or order of grant, filing or recordation of any document or instrument, actual or alleged avoidance, enforceability, attachment or perfection of any Liens granted to any Third Priority Representative or any other Third Priority Secured Party on the Shared Collateral, or of any Liens granted or purported to be granted to the Second Priority Representative or any other Second Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing), (x) any provision of the UCC, any applicable law (including any Bankruptcy Law), any First Priority Debt Document, any Second Priority Debt Document or any Third Priority Debt Document, (y) whether any First Priority Representative, Second Priority Representative or Third Priority Representative, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Shared Collateral, or (z) any other circumstance whatsoever, each Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, hereby agrees that:

(i) any Lien on the Shared Collateral securing or purporting to secure any Second Priority Obligations now or hereafter held by or on behalf of any Second Priority Representative or any other Second Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any Third Priority Obligations;

(ii) any Lien on the Shared Collateral securing or purporting to secure any Third Priority Obligations now or hereafter held by or on behalf of any Third Priority Representative, any other Third Priority Secured Parties or any other agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any Second Priority Obligations; and

(iii) all Liens on the Shared Collateral securing or purporting to secure any Second Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any Third Priority Obligations for all purposes, whether or not such Liens securing or purporting to secure any Second Priority Obligations are subordinated (including by way of equitable subordination) to any Lien securing any other obligation of the Company, any Grantor or any other Person or otherwise subordinated (including by way of equitable subordination), voided, avoided, invalidated or lapsed.

Section 2.02. Nature of First Priority Obligation Claims. Each Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, and each Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, acknowledge that (a) the terms of the First Priority Debt Documents and the First Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the First Priority Obligations, or a portion thereof, may be Refinanced from time to time and (b) the aggregate amount of the First Priority Obligations may be increased, in each case, without notice to or consent by the Second Priority Representatives, the other Second Priority Secured Parties, the Third Priority Representatives or the other Third Priority Secured Parties, and without affecting the provisions hereof, except as otherwise expressly set forth herein. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of the First Priority Obligations, the Second Priority Obligations, the Third Priority Obligations, or any portion thereof. As between the Company and the other Grantors and the Second Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the other Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional First Priority Obligations. As between the Company and the other Grantors and the Third Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the other Grantors contained in any Third Priority Debt Document with respect to the incurrence of additional First Priority Obligations.

Section 2.03. Nature of Second Priority Obligation Claims. Each Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, acknowledge that (a) the terms of the Second Priority Debt Documents and the Second Priority Obligations may be amended, restated, amended and restated, supplemented or otherwise modified, and the Second Priority Obligations, or a portion thereof, may be Refinanced from time to time and (b) the aggregate amount of the Second Priority Obligations may be increased, in each case, without notice to or consent by the Third Priority Representative or the other Third Priority Secured Parties, and without affecting the provisions hereof, except as otherwise expressly set forth herein. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of the Second Priority Obligations, the Third Priority Obligations, or any portion thereof. As between the Company and the other Grantors and the Third Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the other Grantors contained in any Third Priority Debt Document with respect to the incurrence of additional Second Priority Obligations.

Section 2.04. Prohibition on Contesting Liens or Claims. (a) Each Second Priority Representative, for itself and on behalf of each other applicable Second Priority Secured Party, and each Third Priority Representative, for itself and on behalf of each other applicable Third Priority Secured Party, agrees that it shall not (and hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability or enforceability of any Lien securing, or claim asserted with respect to, any First Priority Obligations held (or purported to be held) by or on behalf of the First Priority Representatives or any other First Priority Secured Party or other agent or trustee therefor, (b) each First Priority Representative, for itself and on behalf of each other applicable First Priority Secured Party, agrees that it shall not (and hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability, or enforceability of any Lien securing, or claim asserted with respect to any Second Priority Obligations held (or purported to be held) by or on behalf of any of the Second Priority Representatives or any other Second Priority Secured Party or any Third Priority Obligations held (or purported to be held) by or on behalf of any of the Third Priority Representatives or any other Third Priority Secured Party, (c) each Third Priority Representative, for itself and on behalf of each other applicable Third Priority Secured Party, agrees that it shall not (and hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability or enforceability of any Lien securing, or claim asserted with respect to, any Second Priority Obligations held (or purported to be held) by or on behalf of the Second Priority Representatives or any other Second Priority Secured Party or other agent or trustee therefor, and (d) each Second Priority Representative, for itself and on behalf of each other applicable Second Priority Secured Party, agrees that it shall not (and hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority, allowability, or enforceability of any Lien securing, or claim asserted with respect to any Third Priority Obligations held (or purported to be held) by or on behalf of any of the Third Priority Representatives or any other Third Priority Secured Party. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any First Priority Representative, Second Priority Representative or Third Priority Representative to enforce this Agreement (including the priority of the Liens securing the First Priority Obligations, Second Priority Obligations or Third Priority Obligations, in each case as provided in Section 2.01) or any of the First Priority Debt Documents, Second Priority Debt Documents or Third Priority Debt Documents, as applicable.

Section 2.05. Perfection of Liens.

(a) Except for the limited agreements of the First Priority Representative pursuant to Section 5.05, none of the First Priority Representatives or the other First Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives, the other Second Priority Secured Parties, the Third

Priority Representatives or the other Third Priority Secured Parties. Each Second Priority Representative, for itself and on behalf of each other applicable Second Priority Secured Party, and each Third Priority Representative, for itself and on behalf of each other applicable Third Priority Secured Party, further acknowledge and agree that neither the First Priority Representatives nor any other First Priority Secured Party shall have any duties or other obligations to the Second Priority Secured Parties or Third Priority Secured Parties with respect to any Shared Collateral, other than the limited agreements of the First Priority Representatives in Section 5.05, in each case without representation or warranty on the part of the First Priority Representatives or any other First Priority Secured Party. Without limiting the foregoing, each Second Priority Secured Party and Third Priority Secured Party agrees that neither the First Priority Representatives nor any other First Priority Secured Party shall have any duty or obligation to marshal or realize upon any type of Shared Collateral (or any other collateral securing the First Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of the Shared Collateral (or any other collateral securing the First Priority Obligations), in any manner that would maximize the return to the Second Priority Secured Parties or Third Priority Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Second Priority Secured Parties or Third Priority Secured Parties from such realization, sale, disposition or liquidation.

(b) Except for the limited agreements of the Second Priority Representative pursuant to Section 5.05, none of the Second Priority Representatives or the other Second Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the First Priority Representatives, the other First Priority Secured Parties, the Third Priority Representatives or the other Third Priority Secured Parties. Each First Priority Representative, for itself and on behalf of each other applicable First Priority Secured Party, and each Third Priority Representative, for itself and on behalf of each other applicable Third Priority Secured Party, further acknowledge and agree that neither the Second Priority Representatives nor any other Second Priority Secured Party shall have any duties or other obligations to the First Priority Secured Parties or Third Priority Secured Parties with respect to any Shared Collateral, other than the limited agreements of the Second Priority Representatives in Section 5.05, in each case without representation or warranty on the part of the Second Priority Representatives or any other Second Priority Secured Party. Without limiting the foregoing, each First Priority Secured Party and Third Priority Secured Party agrees that neither the Second Priority Representatives nor any other Second Priority Secured Party shall have any duty or obligation to marshal or realize upon any type of Shared Collateral (or any other collateral securing the Second Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of the Shared Collateral (or any other collateral securing the Second Priority Obligations), in any manner that would maximize the return to the First Priority Secured Parties or Third Priority Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the First Priority Secured Parties or Third Priority Secured Parties from such realization, sale, disposition or liquidation.

(c) Except for the limited agreements of the Third Priority Representatives pursuant to Section 5.05, none of the Third Priority Representatives or the other Third Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the First Priority Representatives, the other First Priority Secured Parties, the Second Priority Representative or the other Second Priority Secured Parties. Each First Priority Representative, for itself and on behalf of each other applicable First Priority Secured Party, and each Second Priority Representative, for itself and on behalf of each other applicable Second Priority Secured Party, further acknowledge and agree that neither the Third Priority Representatives nor any other Third Priority Secured Party shall have any duties or other obligations to the First Priority Secured Parties or Second Priority Secured Parties with respect to any Shared Collateral, other than the limited agreements of the Third Priority Representatives in Section 5.05, in each case without representation or warranty on the part of the Third Priority

Representatives or any other Third Priority Secured Party. Without limiting the foregoing, each First Priority Secured Party and Second Priority Secured Party agrees that neither the Third Priority Representatives nor any other Third Priority Secured Party shall have any duty or obligation to marshal or realize upon any type of Shared Collateral (or any other collateral securing the Third Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of the Shared Collateral (or any other collateral securing the Third Priority Obligations), in any manner that would maximize the return to the First Priority Secured Parties or Second Priority Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the First Priority Secured Parties or Second Priority Secured Parties from such realization, sale, disposition or liquidation.

ARTICLE III

ENFORCEMENT

Section 3.01. Exercise of Remedies.

(a) So long as the Discharge of First Priority Obligations has not occurred (and, in the case of the Third Priority Representatives or any other Third Priority Secured Party, so long as both the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations has not occurred), whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) none of the Second Priority Representatives or any other Second Priority Secured Party, or Third Priority Representatives or any other Third Priority Secured Party, will (A) initiate any Insolvency or Liquidation Proceeding against any Grantor or any Subsidiary of any Grantor, (B) assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to junior secured creditors, (C) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Shared Collateral, or any other First Priority Collateral or in the case of the Third Priority Representative or of any other Third Priority Secured Party, Second Priority Collateral, or instituting any action or proceeding with respect to such rights and remedies (including any action of foreclosure), or (D) contest, protest or object to any foreclosure proceeding or other action brought with respect to the Shared Collateral or any other First Priority Collateral or any other property of any Grantor or Subsidiary of any Grantor by the First Priority Representative or any other First Priority Secured Party in respect of the First Priority Obligations, the exercise of any right by the First Priority Representative or any other First Priority Secured Party (or any agent or sub-agent on behalf thereof) in respect of the First Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Priority Representative or any other First Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by the First Priority Representative or any other First Priority Secured Party of any rights and remedies relating to the Shared Collateral, of any Grantor or Subsidiary of any Grantor, or otherwise in respect of the First Priority Collateral or the First Priority Obligations (each an “Enforcement Action”), or object to the forbearance by the First Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of First Priority Obligations and (ii) except as otherwise provided herein, the Designated First Priority Representative on behalf of the other First Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral or any other First Priority Collateral without any consultation with or the consent of the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, (x) the Second Priority Representative may file a claim, proof of claim or statement of interest with respect to the Second Priority Obligations in a manner consistent with the terms and conditions of this Agreement and (y) the Third Priority Representative may file a claim, proof of claim or statement of interest with respect to the Third Priority Obligations in a manner consistent with the terms and conditions of this Agreement, (B) each Second Priority Representative and Third Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the First Priority Obligations or the rights of the First Priority Representative or the other First Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) to the extent not inconsistent with or prohibited by this Agreement, the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative and the other Third Priority Secured Parties may exercise their rights and remedies as unsecured creditors, to the extent provided and subject to the restrictions contained in Section 5.04, (D) each Second Priority Representative and Third Priority Representative may exercise the rights and remedies provided for in Section 6.03, and may vote on a proposed plan of reorganization or similar dispositive restructuring plan in any Insolvency or Liquidation Proceeding in accordance with the terms of this Agreement (including Section 6.12), and (E) each Second Priority Representative, the other Second Priority Secured Parties, each Third Priority Representative and the other Third Priority Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Priority Secured Parties and the Third Priority Secured Parties, in accordance with the terms of this Agreement, in each case in the foregoing clauses (A) through (E), to the extent such action is not inconsistent with the terms of this Agreement. In exercising rights and remedies with respect to the First Priority Collateral, the Designated First Priority Representative may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the rights of the Designated First Priority Representative to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of First Priority Obligations has not occurred (and, in the case of the Third Priority Representatives or any other Third Priority Secured Party, so long as both the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations has not occurred), (x) each Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, agrees that it will not take or receive any Shared Collateral or Proceeds in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Second Priority Obligations and (y) each Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, agrees that it will not take or receive any Shared Collateral or Proceeds in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Third Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Priority Obligations has occurred (and, in the case of the Third Priority Representatives or any other Third Priority Secured Party, unless and until both the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations has occurred), (x) the sole right of the Second Priority Representative and the other Second Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of First Priority Obligations has occurred and (y) the sole right of the Third Priority Representative and the other Third Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Third Priority Obligations pursuant to the Third Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations has occurred.

(c) (i) Each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and each Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agrees that neither it nor any other Second Priority Secured Party or Third Priority Secured Party, respectively, will take any action that would hinder, delay or interfere with any exercise of remedies in respect of the Shared Collateral undertaken by the Designated First Priority Representative or any other First Priority Secured Party under the First Priority Debt Documents, including any Disposition of the Shared Collateral, whether by foreclosure or otherwise, (ii) each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and each Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby waives any and all rights it or any other Second Priority Secured Party or Third Priority Secured Party, respectively, may have as a junior lien creditor or otherwise to object to the manner in which the Designated First Priority Representative or any other First Priority Secured Parties seek to enforce the Liens granted on any of the First Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Designated First Priority Representative or the other First Priority Secured Party is adverse to the interests of the Second Priority Secured Parties or the Third Priority Secured Parties.

(d) Each Second Priority Representative and Third Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document or Third Priority Debt Document, shall be deemed to restrict in any way the rights and remedies of the First Priority Representative or the other First Priority Secured Parties with respect to the First Priority Collateral as set forth in this Agreement or the other First Priority Debt Documents.

(e) (i) Until the Discharge of First Priority Obligations, the Designated First Priority Representative (or any Person authorized by it) shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral against any Grantor and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto and (ii) after the Discharge of First Priority Obligations and until the Discharge of Second Priority Obligations, the Designated Second Priority Representative (or any Person authorized by it) shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral against any Grantor and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto; provided, however, that nothing in this Section shall impair the right of the Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Secured Parties to take such actions with respect to the Shared Collateral after the Discharge of First Priority Obligations; provided further, however, that nothing in this Section shall impair the right of the Third Priority Representative or other agent or trustee acting on behalf of the Third Priority Secured Parties to take such actions with respect to the Shared Collateral after the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations has occurred.

Section 3.02. Cooperation.

(a) The Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, agrees that, unless and until the Discharge of First Priority Obligations has occurred, it will not commence, or join with any Person (other than the Designated First Priority Representative and the other First Priority Secured Parties upon the request of the Designated First Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Shared Collateral.

(b) The Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, agrees that, (x) unless and until the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations have occurred, it will not commence, or join with any Person (other than the Designated First Priority Representative and the other First Priority Secured Parties upon the request of the

Designated First Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Shared Collateral and (y) after the Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, it will not commence, or join with any Person (other than the Designated Second Priority Representative and the other Second Priority Secured Parties upon the request of the Designated Second Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Shared Collateral.

Section 3.03. Actions Upon Breach.

(a) Should the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party contrary to this Agreement, in any way take or attempt to take any action prohibited by this Agreement (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, the Designated First Priority Representative or any other First Priority Secured Party (in its or their own name or, to the extent authorized by any First Priority Debt Document, in the name of the Company or any other Grantor) or the Company may obtain relief against such Second Priority Representative, other Second Priority Secured Party, Third Priority Representative or other Third Priority Secured Party, as applicable, by injunction, specific performance or other appropriate equitable relief. The Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, and the Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, hereby (i) agree that the First Priority Secured Parties’ damages from the actions of the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party, as applicable, may at that time be difficult to ascertain and may be irreparable and waives any defense that the Company, Holdings, any other Grantor or the First Priority Secured Parties cannot demonstrate damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Designated First Priority Representative or any other First Priority Secured Party.

(b) Should the Third Priority Representative or any other Third Priority Secured Party contrary to this Agreement, in any way take or attempt to take any action prohibited by this Agreement (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, the Designated Second Priority Representative or any other Second Priority Secured Party (in its or their own name or, to the extent authorized by any Second Priority Debt Document, in the name of the Company or any other Grantor) or the Company may obtain relief against the Third Priority Representative or such other Third Priority Secured Party, as applicable, by injunction, specific performance or other appropriate equitable relief. The Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, hereby (i) agrees that the Second Priority Secured Parties’ damages from the actions of the Third Priority Representative or any other Third Priority Secured Party, as applicable, may at that time be difficult to ascertain and may be irreparable and waives any defense that the Company, Holdings, any other Grantor or the Second Priority Secured Parties cannot demonstrate damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Designated Second Priority Representative or any other Second Priority Secured Party.

ARTICLE IV

PAYMENTS

Section 4.01. Application of Proceeds. So long as the Discharge of First Priority Obligations has not occurred, regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Shared Collateral or any Proceeds received in connection with the sale or other disposition of, collection on, or recovery on such Shared Collateral or Proceeds of Shared Collateral (x) upon the exercise of remedies or (y) at any time after any Insolvency or Liquidation Proceeding has commenced, shall be applied by the Designated First Priority Representative to the First Priority Obligations in such order as specified in the relevant First Priority Debt Documents until the Discharge of First Priority Obligations has occurred (subject to the terms of the First Lien Pari Passu Intercreditor Agreement and, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Junior Priority Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement). Upon the Discharge of First Priority Obligations, the Designated First Priority Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Obligations in such order as specified in the relevant Second Priority Debt Documents (subject, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Junior Priority Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement). Upon the Discharge of Second Priority Obligations, the Designated Second Priority Representative shall deliver promptly to the Designated Third Priority Representative any Shared Collateral or Proceeds held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Third Priority Representative to the Third Priority Obligations in such order as specified in the relevant Third Priority Debt Documents (subject, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Junior Priority Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, to the terms of the ABL Intercreditor Agreement).

Section 4.02. Payments Over.

(a) So long as the Discharge of First Priority Obligations has not occurred, regardless of whether an Insolvency or Liquidation Proceeding has been commenced (subject to, as between the holders of the ABL Obligations (as defined in the ABL Intercreditor Agreement) on the one side, and the holders of the Junior Priority Debt Obligations (as defined in the ABL Intercreditor Agreement) on the other side, the terms of the ABL Intercreditor Agreement), any Shared Collateral or any Proceeds received by the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to the Shared Collateral or otherwise relating to or on account of the Shared Collateral, in any Insolvency or Liquidation Proceeding (except as otherwise expressly set forth in Article VI) or otherwise in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated First Priority Representative for the benefit of the First Priority Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated First Priority Representative is hereby authorized by the Second Priority Representative and the Third Priority Representative to make any such endorsements as agent for the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party, as applicable. This authorization is coupled with an interest and is irrevocable.

(b) After the Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, regardless of whether an Insolvency or Liquidation Proceeding has been commenced (subject to, as between the holders of the ABL Obligations on the one side, and the holders of the Junior Priority Debt Obligations on the other side, the terms of the ABL Intercreditor Agreement), any Shared Collateral or any Proceeds received by the Third Priority Representative or any other Third Priority Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to the Shared Collateral or otherwise relating to or on account of the Shared Collateral, in any Insolvency or Liquidation Proceeding (except as otherwise expressly set forth in Article VI) or otherwise in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Second Priority Representative is hereby authorized by the Third Priority Representative to make any such endorsements as agent for the Third Priority Representative or any other Third Priority Secured Party, as applicable. This authorization is coupled with an interest and is irrevocable.

Section 4.03. Method of Application of Payments.

(a) Except as otherwise provided herein, all payments received by the Designated First Priority Representative or the other First Priority Secured Parties shall be applied to the First Priority Obligations to as provided for in the First Priority Debt Documents (subject to the terms of the First Lien Pari Passu Intercreditor Agreement and, as between the holders of the ABL Obligations on the one side, and the holders of the Junior Priority Debt Obligations on the other side, the terms of the ABL Intercreditor Agreement). In exercising remedies, whether as a secured creditor or otherwise, the First Priority Representative shall have no obligation or liability to the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party regarding the adequacy of any Proceeds for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

(b) Except as otherwise provided herein, after the Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, all payments received by the Designated Second Priority Representative or the other Second Priority Secured Parties shall be applied to the Second Priority Obligations as provided for in the Second Priority Debt Documents (subject to, as between the holders of the ABL Obligations on the one side, and the holders of the Junior Priority Debt Obligations on the other side, the terms of the ABL Intercreditor Agreement). In exercising remedies, whether as a secured creditor or otherwise, the Designated Second Priority Representative shall have no obligation or liability to the Third Priority Representative or any other Third Priority Secured Party regarding the adequacy of any Proceeds for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

(c) Except as otherwise provided herein, after the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations have occurred, all payments received by the Designated Third Priority Representative or the other Third Priority Secured Parties shall be applied to the Third Priority Obligations as provided for in the Third Priority Debt Documents (subject to, as between the holders of the ABL Obligations on the one side, and the holders of the Junior Priority Debt Obligations on the other side, the terms of the ABL Intercreditor Agreement).

ARTICLE V

OTHER AGREEMENTS

Section 5.01. Releases.

(a) The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agrees that, in the event of a Disposition of any specified item of Shared Collateral (x) following an Event of Default, (y) in connection with or in lieu of the exercise of remedies in respect of Shared Collateral by the Designated First Priority Representative or (z) if not following an Event of Default or in connection with or in lieu of the exercise of remedies in respect of Shared Collateral by the Designated First Priority Representative, so long as such Disposition or release is permitted by the terms of the Second Priority Debt Documents and the Third Priority Debt Documents, the (x) Liens upon such Shared Collateral (but not on the proceeds thereof) granted to the Second Priority Representative and the other Second Priority Secured Parties to secure Second Priority Obligations and (y) Liens upon such Shared Collateral (but not on the proceeds thereof) granted to the Third Priority Representative and the other Third Priority Secured Parties to secure Third Priority Obligations, each shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure First Priority Obligations. Upon delivery to the Second Priority Representative and Third Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the First Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative, and/or the other Third Priority Secured Parties) and any necessary or proper instruments of termination or release prepared by the Company or any other Grantor, the Second Priority Representative and the Third Priority Representative will promptly execute, deliver or acknowledge, at the Company’s or the other Grantor’s sole cost and expense and without any representation or warranty, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect (x) any agreement of the Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties, to release the Liens on the Second Priority Collateral in other circumstances as set forth in the relevant Second Priority Debt Documents or (y) any agreement of the Third Priority Representative, for itself and on behalf of the other Third Priority Secured Parties, to release the Liens on the Third Priority Collateral in other circumstances as set forth in the relevant Third Priority Debt Documents.

(b) The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby irrevocably constitutes and appoints the Designated First Priority Representative and any officer or agent of the Designated First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Priority Representative, such other Second Priority Secured Party, the Third Priority Representative, such other Third Party Secured Party or in the Designated First Priority Representative’s own name, from time to time in the Designated First Priority Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of First Priority Obligations has occurred, the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby consent to the application, whether prior to or after an Event of Default, of Proceeds of Shared Collateral to the repayment of First Priority Obligations pursuant to the First Priority Debt Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair (x) the rights of the Second Priority Representative or the other Second Priority Secured Parties to receive Proceeds in connection with the Second Priority Obligations not otherwise in contravention of this Agreement or (y) the rights of the Third Priority Representative or the other Third Priority Secured Parties to receive Proceeds in connection with the Third Priority Obligations not otherwise in contravention of this Agreement.

(d) After the Discharge of First Priority Obligations and unless and until the Discharge of Second Priority Obligations has occurred, the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby consents to the application, whether prior to or after an Event of Default, of Proceeds of Shared Collateral to the repayment of Second Priority Obligations pursuant to the Second Priority Debt Documents; provided that nothing in this Section 5.01(d) shall be construed to prevent or impair the rights of the Third Priority Representative or the other Third Priority Secured Parties to receive Proceeds in connection with the Third Priority Obligations not otherwise in contravention of this Agreement.

(e) Notwithstanding anything to the contrary in any Second Priority Collateral Document or any Third Priority Collateral Document, in the event the terms of (x) a First Priority Collateral Document, (y) a Second Priority Collateral Document and/or and (y) a Third Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, each of the Designated First Priority Representative, the Second Priority Representative and/or the Third Priority Representative, as applicable, such Grantor may, until the applicable Discharge of First Priority Obligations has occurred, comply with such requirement under the Second Priority Collateral Document and/or Third Priority Collateral Document, as it relates to such Shared Collateral, by taking any of the actions set forth above only with respect to, or in favor of, the Designated First Priority Representative.

Section 5.02. Insurance and Condemnation Awards.

(a) Unless and until the Discharge of First Priority Obligations has occurred, the Designated First Priority Representative (or any person authorized by it) and the First Priority Secured Parties shall, as between the First Priority Secured Parties, the Second Priority Secured Parties and the Third Priority Secured Parties, have the sole and exclusive right, subject in each case to the rights of the Grantors under the First Priority Debt Documents, (i) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

(b) Unless and until the Discharge of First Priority Obligations has occurred, and subject to the rights of the Grantors under the First Priority Debt Documents and to the terms of the First Lien Pari Passu Intercreditor Agreement and the ABL Intercreditor Agreement, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation), if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Priority Obligations, to the Designated First Priority Representative for the benefit of First Priority Secured Parties pursuant to the terms of the First Priority Debt Documents, (ii) second, after the occurrence of the Discharge of First Priority Obligations, to the Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Debt Documents, (iii) third, after the occurrence of both the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations, to the Third Priority Representative for the benefit of the Third Priority Secured Parties pursuant to the terms of the applicable Third Priority Debt Documents and (iv) fourth, if no Third Priority Obligations, Second Priority Obligations or First Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Obligations has occurred, if the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated First Priority Representative in accordance with the terms of Section 4.02. After the Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, if the Third Priority Representative or any other Third Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Second Priority Representative in accordance with the terms of Section 4.02.

Section 5.03. Certain Amendments.

(a) Without limitation to the terms of the First Priority Debt Documents, no Second Priority Collateral Document or Third Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document or Third Priority Collateral, as applicable, would be prohibited by or inconsistent with any of the terms of this Agreement.

(b) The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that each Second Priority Debt Document shall include the following language (or language to similar effect reasonably approved by the First Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Second Priority Representative on the Shared Collateral (as defined in the Multi-Lien Intercreditor Agreement referred to below) are expressly subject and subordinate to the liens and security interests granted in favor of the First Priority Secured Parties (as defined in the Multi-Lien Intercreditor Agreement referred to below), and (ii) the exercise of any right or remedy by the Second Priority Representative or any other party hereunder in respect of such Shared Collateral is subject to the limitations and provisions of the Multi-Lien Intercreditor Agreement dated as of December 20, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Multi-Lien Intercreditor Agreement”), among Bank of America, N.A., as administrative agent and collateral agent under the First Lien Credit Agreement, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2029, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2030, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2031, in each case (under the First Lien Secured Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement), U.S. Bank Trust Company, National Association, as trustee and collateral agent under the Second Lien Notes Indenture, Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement, any Additional First Priority Representative, any Additional Second Priority Representative, any Additional Third Priority Representative, iHeartCommunications, Inc., as the Company, iHeartMedia Capital I, LLC, as Holdings, and the other Grantors (as defined therein) party thereto. In the event of any conflict between the terms of the Multi-Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Multi-Lien Intercreditor Agreement shall govern.”

(c) The Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agrees that each Third Priority Debt Document shall include the following language (or language to similar effect reasonably approved by the First Priority Representative and Second Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Third Priority Representative on the Shared Collateral (as defined in the Multi-Lien Intercreditor Agreement referred to below) are expressly subject and subordinate to the liens and security interests granted in favor of the First Priority Secured Parties and the Second Priority Secured Parties (in each case, as defined in the Multi-Lien Intercreditor Agreement referred to below), and (ii) the exercise of any right or remedy by the Third Priority Representative or any other party hereunder in respect of such Shared Collateral is subject to the limitations and provisions of the Multi-Lien Intercreditor Agreement dated as of December 20, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Multi-Lien Intercreditor Agreement”), among Bank of America, N.A., as administrative agent and collateral agent under the First Lien Credit Agreement, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2029, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2030, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2031, in each case under the First Lien Secured Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement), U.S. Bank Trust Company, National Association, as trustee and collateral agent under the Second Lien Notes Indenture, Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement, any Additional First Priority Representative, any Additional Second Priority Representative, any Additional Third Priority Representative, iHeartCommunications, Inc., as the Company, iHeartMedia Capital I, LLC, as Holdings, and the other Grantors (as defined therein) party thereto. In the event of any conflict between the terms of the Multi-Lien Intercreditor Agreement and the terms of this Agreement, the terms of the Multi-Lien Intercreditor Agreement shall govern.”

(d) In the event that the First Priority Representative and/or the First Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the First Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Collateral Document or changing in any manner the rights of the First Priority Representative, the other First Priority Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in First Priority Collateral), or make any determination as to whether any property should become subject to any Lien securing any First Priority Obligation, then such amendment, waiver, consent or determination shall apply automatically to any comparable provision of (x) each comparable Second Priority Collateral Document without the consent of the Second Priority Representative or any other Second Priority Secured Party and without any action by the Second Priority Representative, the Company or any other Grantor and (y) each comparable Third Priority Collateral

Document without the consent of the Third Priority Representative or any other Third Priority Secured Party and without any action by the Third Priority Representative, the Company or any other Grantor, in each case unless such automatic application would not comply with formal requirements for amending or changing documents under applicable law; provided, however, that (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Collateral Document or Third Priority Collateral Document, except (A) to the extent that a release of such Lien is provided for in Section 5.01(a) or Section 5.01(c), as applicable, or (B) following an Event of Default or in connection with or in lieu of any exercise of remedies by the Designated First Priority Representative or any other First Priority Representative so long as any proceeds are applied in a manner that is consistent with this Agreement, and (ii) no such amendment shall impose any additional duties on the Second Priority Representative or Third Priority Representative, in each case without its consent. The First Priority Secured Parties shall give written notice of such amendment, waiver or consent to the Second Priority Representative and Third Priority Representative within ten (10) Business Days after the effectiveness of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver, consent or determination.

(e) After the Discharge of First Priority Obligations and until the Discharge of Second Priority Obligations has occurred, in the event that the Second Priority Representative and/or the Second Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the Second Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Second Priority Collateral Document or changing in any manner the rights of the Second Priority Representative, the other Second Priority Secured Parties, the Company or any other Grantor thereunder (including the release of any Liens in Second Priority Collateral), or make any determination as to whether any property should become subject to any Lien securing any Second Priority Obligation, then such amendment, waiver, consent or determination shall apply automatically to any comparable provision of each comparable Third Priority Collateral Document without the consent of the Third Priority Representative or any other Third Priority Secured Party and without any action by the Third Priority Representative, the Company or any other Grantor unless such automatic application would not comply with formal requirements for amending or changing documents under applicable law; provided, however, that (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Third Priority Collateral Document, except (A) to the extent that a release of such Lien is provided for in Section 5.01(c) or (B) following an Event of Default or in connection with or in lieu of any exercise of remedies by the Designated Second Priority Representative or any other Second Priority Representative so long as any proceeds are applied in a manner that is consistent with this Agreement, and (ii) no such amendment shall impose any additional duties on the Third Priority Representative without its consent. The Second Priority Secured Parties shall give written notice of such amendment, waiver or consent to the Third Priority Representative within ten (10) Business Days after the effectiveness of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver, consent or determination.

(f) The First Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the First Priority Facilities may be Refinanced, in each case, without the consent of the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party; provided, however, that, without the consent of each Second Priority Representative and each Third Priority Representative, any such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing shall comply with, and not contravene any provision of, this Agreement.

(g) The Second Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Second Priority Facilities may be Refinanced, in each case, without the consent of the First Priority Representative or any First Priority Secured Party (except to the extent a consent is required to permit such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing under the First Priority Facilities), the Third Priority Representative or any other Third Priority Secured Part; provided, however, that, without the consent of each First Priority Representative, and each Third Priority Representative, any such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing shall comply with, and shall not contravene any provision of, this Agreement.

(h) The Third Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Third Priority Facilities may be Refinanced, in each case, without the consent of (x) the First Priority Representative or any First Priority Secured Party (except to the extent a consent is required to permit such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing under the First Priority Facilities) or (y) the Second Priority Representative or any Second Priority Secured Party (except to the extent a consent is required to permit such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing under the Second Priority Facilities); provided, however, that, without the consent of each First Priority Representative and each Second Priority Representative, any such amendment, restatement, amendment and restatement, waiver, supplement, modification or Refinancing shall comply with, and shall not contravene any provision of, this Agreement.

Section 5.04. Rights as Unsecured Creditors.

(a) Notwithstanding anything to the contrary in this Agreement, the Second Priority Representative and the other Second Priority Secured Parties may exercise rights and remedies as unsecured creditors (including the ability to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Company and any other Grantor arising under either applicable Bankruptcy Laws, any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement) against the Company or any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such rights and remedies do not violate, or are not inconsistent with, any express provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by the Second Priority Representative or any other Second Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents. In the event the Second Priority Representative or any other Second Priority Secured Party becomes a judgment Lien creditor as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Obligations, such judgment Lien shall be subordinated to the Liens securing First Priority Obligations on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to such Liens securing First Priority Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the First Priority Representative or the First Priority Secured Parties may have with respect to the First Priority Collateral.

(b) The Third Priority Representative and the other Third Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor in accordance with the terms of the Third Priority Debt Documents and applicable law so long as such rights and remedies do not violate, or are not inconsistent with, any provision of this Agreement (including any provision prohibiting or restricting the Third Priority Representative or the other Third Priority Secured Parties from taking various actions or making various objections, which actions or objections the Third Priority Representative and the other Third Priority Secured Parties shall not pursue whether acting in such capacities or in any other capacity). Nothing in this Agreement shall prohibit the receipt by the Third Priority Representative or any other Third Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Third Priority Debt Documents. In the event the Third Priority Representative or any other Third Priority Secured Party becomes a judgment Lien creditor as a result of its enforcement of its rights as an unsecured creditor in respect of Third Priority Obligations, such judgment Lien shall be subordinated to the Liens securing First Priority Obligations and/or Second Priority Obligations on the same basis as the other Liens securing the Third Priority Obligations are so subordinated to such Liens securing First Priority Obligations and/or Second Priority Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect (x) any rights or remedies the First Priority Representative or the First Priority Secured Parties may have with respect to the First Priority Collateral or (y) any rights or remedies the Second Priority Representative or the Second Priority Secured Parties may have with respect to the Second Priority Collateral.

Section 5.05. Gratuitous Bailee for Perfection.

(a) Each Representative acknowledges and agrees that if it shall at any time hold a Lien on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights in or access to Shared Collateral, such Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for (i) in the case of a First Priority Representative, for itself and as the collateral agent for the applicable First Priority Secured Parties under the applicable First Priority Debt Documents, (ii) after the Discharge of First Priority Obligations, in the case of the Second Priority Representative, for itself and as the collateral agent for the Second Priority Secured Parties under the Second Priority Debt Documents, and (iii) in all cases, as bailee for the benefit of or agent on behalf of the other Representatives and other Secured Parties, in each case solely for the purpose of perfecting the Liens granted under the First Priority Collateral Documents, the Second Priority Collateral Documents and the Third Priority Collateral Documents, respectively, and subject to the terms and conditions of this Section 5.05.

(b) In the event that the First Priority Representative (or its agents or bailees) has Lien filings against intellectual property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, the First Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee for (x) the relevant Second Priority Representative and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents and (y) the relevant Third Priority Representative and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Third Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c) Except as otherwise specifically provided herein, until the Discharge of First Priority Obligations has occurred, the Designated First Priority Representative and the First Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the First Priority Debt Documents as if the Liens under the Second Priority Collateral Documents and the Third Priority Collateral Documents did not exist. The rights of the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative and the other Third Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d) The First Priority Representative and the other First Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party, to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the First Priority Representative under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by the Third Priority Representative and the relevant Third Priority Representative for purposes of perfecting the Lien held by the Third Priority Representative.

(e) The First Priority Representative shall not have by reason of the Second Priority Collateral Documents, the Third Priority Collateral Documents, or this Agreement, or any other document, a fiduciary relationship in respect of the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party and the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby waive and release the First Priority Representative from all claims and liabilities arising pursuant to the First Priority Representative’s roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(f) Upon the Discharge of First Priority Obligations, the Designated First Priority Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative (or, if the Discharge of Second Priority Obligations previously occurred, the Designated Third Priority Representative), to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by the Designated First Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral without recourse, representation or warranty, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative (or the Designated Third Priority Representative) is entitled to approve any awards granted in such proceeding. The Company and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby. The First Priority Representative has no obligations to follow instructions from the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party in contravention of this Agreement.

(g) Neither the First Priority Representative nor any of the other First Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Company or any Subsidiary to the First Priority Representative or any First Priority Secured Party under the First Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

(h) After the Discharge of First Priority Obligations and until the Discharge of Second Priority Obligations has occurred, in the event that the Second Priority Representative (or its agents or bailees) has Lien filings against intellectual property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, the Second Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Third Priority Representative and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Third Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(i) Except as otherwise specifically provided herein, after the Discharge of First Priority Obligations and until the Discharge of Second Priority Obligations has occurred, the Designated Second Priority Representative and the Second Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Second Priority Debt Documents as if the Liens under the Third Priority Collateral Documents did not exist. The rights of the Third Priority Representative and the other Third Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(j) The Second Priority Representative and the other Second Priority Secured Parties shall have no obligation whatsoever to the Third Priority Representative or any other Third Priority Secured Party, to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Second Priority Representative under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (h) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Third Priority Representative for purposes of perfecting the Lien held by the Third Priority Representative.

(k) The Second Priority Representative shall not have by reason of the Third Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of the Third Priority Representative or any other Third Priority Secured Party and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby waives and releases the Second Priority Representative from all claims and liabilities arising pursuant to the Second Priority Representative’s roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(l) Upon both the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations, the Designated Second Priority Representative (or the Designated First Priority Representative) shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Third Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by the Designated Second Priority Representative (or the Designated First Priority Representative) or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral without recourse, representation or warranty, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Third Priority Representative is entitled to approve any awards granted in such proceeding. The Company and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby. The Second Priority Representative (or the Designated First Priority Representative) has no obligations to follow instructions from the Third Priority Representative or any other Third Priority Secured Party in contravention of this Agreement.

(m) After the discharge of First Priority Obligations, neither the Second Priority Representative nor any of the other Second Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Company or any Subsidiary to the Second Priority Representative or any Second Priority Secured Party under the Second Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

Section 5.06. When Discharge of Obligations Deemed to Not Have Occurred.

(a) If, at any time substantially concurrently with or after the Discharge of First Priority Obligations has occurred, the Company, Holdings or any Subsidiary incurs any First Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of First Priority Obligations), then such Discharge of First Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First Priority Obligations) and the applicable agreement governing such First Priority Obligations shall automatically be treated as a First Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such First Priority Obligations shall be the First Priority Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new First Priority Representative), the Second Priority Representative and the Third Priority Representative each shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments, supplements or modifications to this Agreement, as the Company or such new First Priority Representative shall reasonably request in writing in order to provide the new First Priority Representative the rights of a First Priority Representative contemplated hereby, (ii) deliver to such First Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by the Second Priority Representative or any Third Priority Representative, or any of their agents or bailees, as applicable, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (iii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iv) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new First Priority Representative is entitled to approve any awards granted in such proceeding.

(b) If, at any time substantially concurrently with or after the Discharge of Second Priority Obligations has occurred and solely to the extent permitted by the First Priority Debt Documents, the Company, Holdings or any Subsidiary incurs any Second Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of Second Priority Obligations), then such Discharge of Second Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Second Priority Obligations) and the applicable agreement governing such Second Priority Obligations shall automatically be treated as a Second Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Second Priority Obligations shall be the Second Priority Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Second Priority

Representative), the Third Priority Representative shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments, supplements or modifications to this Agreement, as the Company or such new Second Priority Representative shall reasonably request in writing in order to provide the new Second Priority Representative the rights of a Second Priority Representative contemplated hereby, (ii) deliver to such Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by the Third Priority Representative, or any of its agents or bailees, as applicable, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (iii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iv) notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Second Priority Representative is entitled to approve any awards granted in such proceeding.

Section 5.07. Purchase Right.

(a) Without prejudice to the enforcement of any of the First Priority Secured Parties’ remedies under the First Priority Debt Documents, this Agreement, at law or in equity or otherwise, the First Priority Secured Parties agree that upon the occurrence of (i) an acceleration of any of the First Priority Obligations in accordance with the terms of the applicable First Priority Debt Documents, (ii) a payment default under any First Priority Debt Document that has not been cured or waived by the applicable First Priority Secured Parties within 60 days of the occurrence thereof and (iii) the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor (each of such events for purposes of this paragraph, a “Triggering Event”), the Designated First Priority Representative will promptly deliver a notice of the occurrence of each Triggering Event to the Second Priority Representative (provided that none of the Designated First Priority Representative nor any First Priority Secured Party shall have any liability for failure of such notice to be delivered), and the Second Priority Secured Parties shall have the option, but not the obligation, to deliver a written notice to the Designated First Priority Representative (a “Purchase Notice”) no later than the 15th Business Day after the occurrence of any Triggering Event (or, if later, the date that notice of such Triggering Event is delivered by the Designated First Priority Representative to the Second Priority Representative) that they commit to purchase from the First Priority Secured Parties the entire aggregate amount (but not less than the entirety) of outstanding First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties at the Purchase Price without warranty or representation or recourse except as provided in Section 5.07(d), on a pro rata basis from the First Priority Secured Parties. A Purchase Notice may be delivered by less than all of the Second Priority Secured Parties so long as all the purchasing Second Priority Secured Parties shall, when taken together, commit to purchase the entire aggregate amount (but not less than the entirety) as set forth above.

(b) The “Purchase Price” will equal the sum of (1) the full amount of all First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties then-outstanding and unpaid at par (including principal, accrued but unpaid interest and fees, applicable premiums and any other unpaid amounts, including any prepayment penalties or premiums, make whole obligations, and breakage costs), (2) the cash collateral to be furnished to the First Priority Secured Parties providing letters of credit under the First Priority Debt Documents in such amount (not to exceed 103% thereof) as such First Priority Secured Parties determine is reasonably necessary to secure such First Priority Secured Parties in connection with any such outstanding and undrawn letters of credit and (3) all accrued and unpaid fees, expenses and other amounts (including attorneys’ fees and expenses) owed to the First Priority Secured Parties under or pursuant to the First Priority Debt Documents on the date of purchase.

(c) A Purchase Notice delivered by the Second Priority Secured Parties shall be irrevocable, and the Second Priority Secured Parties and the other parties shall endeavor to close promptly after delivery thereof. Such purchase and sale of the First Priority Obligations shall be exercised pursuant to documentation mutually acceptable (with such acceptance not to be unreasonably withheld or delayed) to each of the First Priority Representative and the Second Priority Representative. Each First Priority Secured Party will retain all rights to indemnification provided in the relevant First Priority Debt Documents for all claims and other amounts relating to periods prior to the purchase of the First Priority Obligations pursuant to this Section 5.07.

(d) The purchase and sale of the First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties under this Section 5.07 will be without recourse and without representation or warranty of any kind by the First Priority Secured Parties, except that the First Priority Secured Parties shall severally and not jointly represent and warrant to the Second Priority Secured Parties, on the date of such purchase, immediately before giving effect to the purchase:

(i) the principal of and accrued and unpaid interest and premium on the First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties, and the fees and expenses thereof owed to the respective First Priority Secured Parties, are as stated in any assignment agreement prepared in connection with the purchase and sale of the First Priority Obligations; and

(ii) each First Priority Secured Party owns the First Priority Obligations and any DIP Financing provided by the First Priority Secured Parties purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the First Priority Debt Documents, in which case the Purchase Price will be appropriately adjusted so that the Second Priority Secured Parties, do not pay amounts represented by participation interests to the extent that the Second Priority Secured Parties, expressly assume the obligations under such participation interests).

ARTICLE VI

INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.01. Financing Issues.

(a) Until the Discharge of First Priority Obligations has occurred, if Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agree that if the Designated First Priority Representative shall desire to consent (or not object) to the sale, use or lease of cash constituting Shared Collateral or other Shared Collateral or to consent (or not object) to the Company’s or any other Grantor’s obtaining financing under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), it will affirmatively consent to (if requested by the Designated First Priority Representative), raise no objection to and will not otherwise contest or oppose (or support any other Person in raising an objection or otherwise contesting or opposing) such sale, use or lease of such cash constituting Shared Collateral or other Shared Collateral or such DIP Financing (provided, that the foregoing shall not prevent the Second Priority Representative or any Second Priority Secured Party from objecting to any such sale, use or lease of such cash constituting Shared Collateral or other Shared Collateral or such DIP Financing in their capacity as unsecured creditors) and, except to the extent permitted by Section 6.03, the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any First Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens on the Second Priority Collateral and/or the Third Priority Collateral, to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Obligations and/or the Third Priority Obligations are so subordinated to the Liens securing First Priority Obligations under this Agreement, (y) any “carve-out” for professional and United States Trustee fees agreed to by the Designated First Priority Representative, and (z) any adequate protection Liens granted to the Designated First Priority Representative or any other First Priority Secured Party. Each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and each Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, further agrees that, until the Discharge of First Priority Obligations has occurred, (a) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Priority Obligations or the First Priority Collateral made by the Designated First Priority Representative or any other First Priority Secured Party, (b) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any lawful exercise by any First Priority Secured Party of the right to credit bid First Priority Obligations at any sale in foreclosure of First Priority Collateral (including, without limitation, pursuant to section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Bankruptcy Law) or to exercise any rights under section 1111(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) with respect to the First Priority Collateral, (c) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any Disposition (including pursuant to section 363 of the Bankruptcy Code or any similar provision under any other Bankruptcy Law) of assets of any Grantor for which the Designated First Priority Representative has consented or not objected that provides, to the extent such Disposition is to be free and clear of Liens, that the Liens securing the First Priority Obligations, the Second Priority Obligations and the Third Priority Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the First Priority Obligations rank to the Liens on the Shared Collateral securing the Second Priority Obligations and the Third Priority Obligations pursuant to this Agreement, and (d) it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition, if the Designated First Priority Representative has consented to such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets; provided, however, that (w) the Second Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such Disposition in accordance with section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the First Priority Obligations resulting in the Discharge of First Priority Obligations, (x) the Third Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such Disposition in accordance with section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the First Priority Obligations resulting in the Discharge of First Priority Obligations and the payment in full in cash of the Second Priority Obligations resulting in the Discharge of Second Priority Obligations, and (y) (A) the Second Priority Representative and the Third Priority Representative are not required as a condition to such DIP Financing to release their Liens on the Collateral as the same may exist at the time of such DIP Financing and (B) such DIP Financing does not expressly require the liquidation of Collateral (excluding ordinary course discounting of accounts receivable for purposes of collection and any Disposition described in clause (c) above) prior to a default under the final documentation governing the DIP Financing; provided that the foregoing clauses (A) and (B) shall not restrict any such DIP Financing from containing “milestones” related to a sale transaction, any sale transaction otherwise approved by the applicable Bankruptcy Court (provided that the proceeds of such sale are applied as required hereunder) or any other actions where this Agreement provides for (or requires)

the automatic release of such Liens upon a sale of Collateral. Until the Discharge of First Priority Obligations has occurred, except as provided in Section 6.01(b), without the prior written consent of the Designated First Priority Representative, none of the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party may, directly or indirectly, provide DIP Financing to the Company, any Grantor or any of their Subsidiaries.

(b) Notwithstanding anything in Section 6.01(a), nothing in this Agreement shall prohibit the Second Priority Representative or any other Second Priority Secured Party from providing DIP Financing to the Company or any other Grantor so long as (i) (A) any liens securing such DIP Financing are junior in priority to the Liens securing any First Priority Obligations and (B) the order approving such DIP Financing (1) includes customary stipulations as to the validity, priority, perfection, enforceability and non-avoidability of the First Priority Obligations and the Liens securing the First Priority Obligations and (2) provides for adequate protection of the Liens securing the First Priority Obligations that includes (I) periodic cash payments to the Designated First Priority Representative, for the benefit of the First Priority Secured Parties, in the amount of interest (including any default interest) accruing on the First Priority Obligations; (II) payment of the reasonable fees and expenses of the First Priority Secured Parties to the extent provided under the First Priority Debt Documents; (III) customary superpriority claims for diminution in value of the First Priority Collateral, senior in right of payment to such DIP Financing and any superpriority claim provided to the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party; (IV) customary adequate protection Liens securing such superpriority claims on all collateral that secures such DIP Financing, senior in priority to such DIP Financing and to any adequate protection liens granted to the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party; (V) any other right granted to the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party as adequate protection including, for the avoidance of doubt, the right to terminate the consent to the use of collateral or cash collateral upon the occurrence of agreed termination events or (ii) such DIP Financing provides for the Discharge of the First Priority Obligations. Notwithstanding the foregoing, the right of the Designated First Priority Representative and the other First Priority Secured Parties to object to such DIP Financing for any reason is expressly preserved.

(c) After the Discharge of First Priority Obligations and until the Discharge of Second Priority Obligations has occurred, if Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agrees that if the Designated Second Priority Representative shall desire to consent (or not object) to the sale, use or lease of cash constituting Shared Collateral or other Shared Collateral or to consent (or not object) to the Company’s or any other Grantor’s obtaining financing under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), it will affirmatively consent to (if requested by the Designated Second Priority Representative), raise no objection to and will not otherwise contest or oppose (or support any other Person in raising an objection or otherwise contesting or opposing) such sale, use or lease of such cash constituting Shared Collateral or other Shared Collateral or such DIP Financing and, except to the extent permitted by Section 6.03, the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Second Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens on the Third Priority Collateral, to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Third Priority Obligations are so subordinated to the Liens securing Second Priority Obligations under this Agreement, (y) any “carve-out” for professional and United States Trustee fees agreed to by the Designated Second Priority Representative, and (z) any adequate protection Liens granted to the Designated Second Priority Representative or any other Second Priority Secured Party. Each Third

Priority Representative, for itself and on behalf of each other Third Priority Secured Party, further agrees that, until the Discharge of Second Priority Obligations has occurred, (a) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Second Priority Obligations or the Second Priority Collateral made by the Designated Second Priority Representative or any other Second Priority Secured Party, (b) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any lawful exercise by any Second Priority Secured Party of the right to credit bid Second Priority Obligations at any sale in foreclosure of First Priority Collateral (including, without limitation, pursuant to section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Bankruptcy Law) or to exercise any rights under section 1111(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) with respect to the Second Priority Collateral, (c) it will raise no objection to (and will not otherwise contest or oppose or support any other Person in raising an objection or otherwise contesting or opposing) any Disposition (including pursuant to section 363 of the Bankruptcy Code or any similar provision under any other Bankruptcy Law) of assets of any Grantor for which the Designated Second Priority Representative has consented or not objected that provides, to the extent such Disposition is to be free and clear of Liens, that the Liens securing the Second Priority Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Second Priority Obligations rank to the Liens on the Shared Collateral securing the Third Priority Obligations pursuant to this Agreement, and (d) it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition, if the Second Priority Representative has consented to such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets; provided, however, that (w) the Third Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such Disposition in accordance with section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the Second Priority Obligations resulting in the Discharge of Second Priority Obligations, and (x) (A) the Third Priority Representative is not required as a condition to such DIP Financing to release their Liens on the Collateral as the same may exist at the time of such DIP Financing and (B) such DIP Financing does not expressly require the liquidation of Collateral (excluding ordinary course discounting of accounts receivable for purposes of collection and any Disposition described in clause (c) above) prior to a default under the final documentation governing the DIP Financing; provided that the foregoing clauses (A) and (B) shall not restrict any such DIP Financing from containing “milestones” related to a sale transaction, any sale transaction otherwise approved by the applicable Bankruptcy Court (provided that the proceeds of such sale are applied as required hereunder) or any other actions where this Agreement provides for (or requires) the automatic release of such Liens upon a sale of Collateral. .

Section 6.02. Relief from the Automatic Stay.

(a) Until the Discharge of First Priority Obligations has occurred, the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof without the prior written consent of the Designated First Priority Representative.

(b) After the Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof without the prior written consent of the Designated Second Priority Representative.

Section 6.03. Adequate Protection.

(a) The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agree that none of them shall object, contest or support any other Person objecting to or contesting (a) any request by the First Priority Representative or any First Priority Secured Parties for adequate protection in any form, (b) any objection by the First Priority Representative or any First Priority Secured Parties to any motion, relief, action or proceeding based on the First Priority Representative’s or any First Priority Secured Party’s claiming a lack of adequate protection or (c) the allowance and/or payment of interest, fees, expenses or other amounts of the First Priority Representative or any other First Priority Secured Party under section 506(b) or 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (as adequate protection or otherwise). Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (y) if the First Priority Secured Parties are granted adequate protection in the form of a Lien on additional or replacement collateral or a superpriority claim in connection with any DIP Financing or use of cash collateral under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, may seek or request adequate protection in the form of (as applicable) a Lien on such additional or replacement collateral and/or a superpriority claim, which Lien and/or superpriority claim is subordinated to the Liens and or claim securing and providing adequate protection for, and claims with respect to, all First Priority Obligations and such DIP Financing (and all obligations relating thereto) and any other Liens or claims granted to the First Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to the Liens securing First Priority Obligations under this Agreement and (z) in the event the Second Priority Representative, for itself and on behalf of the other Second Priority Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral, then the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees that the First Priority Representative shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the First Priority Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Second Priority Obligations shall be subordinated to the Liens on such collateral securing and claims with respect to the First Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to such Liens securing First Priority Obligations under this Agreement.

(b) The Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agrees that none of them shall object, contest or support any other Person objecting to or contesting (a) any request by the Second Priority Representative or any Second Priority Secured Parties for adequate protection in any form, (b) any objection by the Second Priority Representative or any Second Priority Secured Parties to any motion, relief, action or proceeding based on the Second Priority Representative’s or any Second Priority Secured Party’s claiming a lack of adequate protection or (c) the allowance and/or payment of interest, fees, expenses or other amounts of the Second Priority Representative or any other Second Priority Secured Party under section 506(b) or 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (as adequate protection or otherwise). Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (y) if the Second Priority Secured Parties are granted adequate protection in the form of a Lien on additional or replacement collateral or a superpriority claim in connection with any DIP Financing or use of cash collateral under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, may seek or request adequate protection in the form of (as applicable) a Lien on such additional or replacement collateral and/or a superpriority claim, which Lien and/or superpriority claim is subordinated to the Liens and or claim securing and providing adequate protection for, and claims with respect to, all Second Priority Obligations and such DIP Financing (and all obligations relating thereto) and any other Liens or claims granted to the Second Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Third Priority Obligations are so subordinated to the Liens securing Second Priority Obligations under this Agreement and (z) in the event the Third Priority Representative, for itself and on behalf of the other Third Priority Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral, then the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, agrees that the Second Priority Representative shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the Second Priority Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Third Priority Obligations shall be subordinated to the Liens on such collateral securing and claims with respect to the Second Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Second Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Third Priority Obligations are so subordinated to such Liens securing Second Priority Obligations under this Agreement.

Section 6.04. Preference Issues.

(a) If any First Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason (any such amount, a “First Priority Recovery”), whether received as proceeds of security, enforcement of any right of setoff or recoupment or otherwise, then the First Priority Obligations shall be reinstated to the extent of such recovery and deemed to be outstanding as if such payment had not occurred and the First Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of First Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such First Priority Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference, fraudulent transfer or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b) If any Second Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason (any such amount, a “Second Priority Recovery”), whether received as proceeds of security, enforcement of any right of setoff or recoupment or otherwise, then the Second Priority Obligations shall be reinstated to the extent of such Second Priority Recovery and deemed to be outstanding as if such payment had not occurred and the Second Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Second Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Second Priority Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

(c) If any Third Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Company or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason (any such amount, a “Third Priority Recovery”), whether received as proceeds of security, enforcement of any right of setoff or recoupment or otherwise, then the Third Priority Obligations shall be reinstated to the extent of such Third Priority Recovery and deemed to be outstanding as if such payment had not occurred and the Third Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Third Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Third Priority Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

Section 6.05. Separate Grants of Security and Separate Classifications.

(a) The Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, acknowledge and agree that

(i) the grants of Liens pursuant to the First Priority Collateral Documents, the Second Priority Collateral Documents and the Third Priority Collateral Documents constitute separate and distinct grants of Liens,

(ii) the respective claims of the Second Priority Secured Parties and Third Priority Secured Parties against the Grantors constitute junior claims separate and apart (and of a different class) from the senior claims of the First Priority Secured Parties against the Grantors,

(iii) the claims of the Third Priority Secured Parties against the Grantors constitute junior claims separate and apart (and of a different class) from the senior claims of the Second Priority Secured Parties against the Grantors, and

(iv) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Obligations and the Third Priority Obligations are fundamentally different from the First Priority Obligations, and the Second Priority Obligations are fundamentally different from the Third Priority Obligations, and each must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed, or adopted in any Insolvency or Liquidation Proceeding.

(b) To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the First Priority Secured Parties, the Second Priority Secured Parties or the Third Priority Secured Parties constitute a single class of claims (rather than separate classes of senior and junior secured claims), then

(i) each Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and each Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, each hereby acknowledges and agrees that all distributions shall be made as if there were three separate classes of senior and junior secured claims against the Grantors (with the effect being that, the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not a claim therefor is allowed or allowable in such Insolvency or Liquidation Proceeding) before any distribution is made in respect of the Second Priority Obligations or the Third Priority Obligations in respect of the Shared Collateral, with the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, and the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby acknowledging and agreeing to turn over to the Designated First Priority Representative amounts otherwise received or receivable by them in respect of the Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties or the Third Priority Secured Parties), and

(ii) after the Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, each Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, each hereby acknowledges and agrees that all distributions shall be made as if there were two separate classes of senior and junior secured claims against the Grantors (with the effect being that, the Second Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not a claim therefor is allowed or allowable in such Insolvency or Liquidation Proceeding) before any distribution is made in respect of the Third Priority Obligations in respect of the Shared Collateral, with the Third Priority Representative, for itself and on behalf of each other Third Priority Secured Party, hereby acknowledging and agreeing to turn over to the Second Priority Representative amounts otherwise received or receivable by them in respect of the Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Third Priority Secured Parties).

Section 6.06. No Waivers of Rights.

(a) Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit the First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by (x) any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise or (y) any Third Priority Secured Party, including the seeking by any Third Priority Secured Party of adequate protection or the asserting by any Third Priority Secured Party of any of its rights and remedies under the Third Priority Debt Documents or otherwise.

(b) Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit the Second Priority Representative or any other Second Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Third Priority Secured Party, including the seeking by any Third Priority Secured Party of adequate protection or the asserting by any Third Priority Secured Party of any of its rights and remedies under the Third Priority Debt Documents or otherwise.

Section 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective and enforceable before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 6.08. Other Matters.

(a) To the extent that the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Representative has or acquires rights under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral and Proceeds, the Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, and the Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, agree not to assert any such rights in contravention of this Agreement without the prior written consent of the Designated First Priority Representative, provided that, if requested by the Designated First Priority Representative, the Second Priority Representative and the Third Priority Representative shall timely exercise such rights in the manner requested by the Designated First Priority Representative, including any rights to payments in respect of such rights.

(b) After Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, to the extent that the Third Priority Representative or any other Third Priority Secured Party has or acquires rights under section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral and Proceeds, the Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, agrees not to assert any such rights in contravention of this Agreement without the prior written consent of the Designated Second Priority Representative, provided that, if requested by the Designated Second Priority Representative, the Third Priority Representative shall timely exercise such rights in the manner requested by the Designated Second Priority Representative, including any rights to payments in respect of such rights.

Section 6.09. 506(c) Claims.

(a) Until the Discharge of First Priority Obligations has occurred, the Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, and the Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, agree that it will not assert or enforce any claim under section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First Priority Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

(b) After Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, the Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, agrees that it will not assert or enforce any claim under section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Second Priority Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

Section 6.10. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of, or in connection with, the First Priority Obligations, the Second Priority Obligations and the Third Priority Obligations (or any two of the foregoing), then, to the extent the debt obligations distributed on account of the First Priority Obligations, the Second Priority Obligations and the Third Priority Obligations (or any two of the foregoing) are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations (it being understood and agreed that nothing in this Section 6.10 shall entitle the Second Priority Secured Parties or the Third Priority Secured Parties to receive a distribution pursuant to a plan of reorganization or similar dispositive restructuring plan).

Section 6.11. Post-Petition Interest.

(a) No Second Priority Representative, any other Second Priority Secured Party, Third Priority Representative or any other Third Priority Secured Party shall oppose or seek to challenge any claim by the First Priority Representative or any First Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise (for this purpose ignoring all claims and Liens held by the Second Priority Secured Parties and the Third Priority Secured Parties on the Shared Collateral).

(b) No Third Priority Representative or any other Third Priority Secured Party shall oppose or seek to challenge any claim by the Second Priority Representative or any Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise (for this purpose ignoring all claims and Liens held by the Third Priority Secured Parties on the Shared Collateral).

(c) No First Priority Representative or any other First Priority Secured Party shall oppose or seek to challenge any claim by the Second Priority Representative or any Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise, to the extent attributable to the Second Priority Collateral of such Second Priority Secured Party, to the extent that the value of the Lien on the Shared Collateral exceeds the amount of the Second Priority Obligations after taking into account all claims and Liens held by the First Priority Secured Parties on the Shared Collateral; provided that to the extent that any such payments are later recharacterized as payments of principal by the applicable bankruptcy court, such payments shall, upon such recharacterization, be turned over to the Designated First Priority Representative and applied in accordance with Section 4.01 hereof.

(d) No First Priority Representative, any other First Priority Secured Party, Second Priority Representative or any other Second Priority Secured Party shall oppose or seek to challenge any claim by the Third Priority Representative or any Third Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Third Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise, to the extent attributable to the Third Priority Collateral of such Third Priority Secured Party, to the extent that the value of the Lien on the Shared Collateral exceeds the amount of the Third Priority Obligations after taking into account all claims and Liens held by the First Priority Secured Parties and the Second Priority Secured Parties on the Shared Collateral; provided that to the extent that any such payments are later recharacterized as payments of principal by the applicable bankruptcy court, such payments shall, upon such recharacterization, be turned over to the Designated First Priority Representative and applied in accordance with Section 4.01 hereof.

Section 6.12. Voting.

(a) No Second Priority Representative or any other Second Priority Secured Party may (in its capacity as a secured or an unsecured creditor), directly or indirectly, propose, support or vote in favor of any plan of reorganization or arrangement, liquidating plan, proposal or other dispositive restructuring plan that is inconsistent with the priorities or other provisions of this Agreement other than with the prior written consent of the Designated First Priority Representative.

(b) No Third Priority Representative or any other Third Priority Secured Party may (in its capacity as a secured or an unsecured creditor), directly or indirectly, propose, support or vote in favor of any plan of reorganization or arrangement, liquidating plan, proposal or other dispositive restructuring plan unless such plan (i) (A) pays off, in cash in full, all First Priority Obligations and results in the Discharge of First Priority Obligations upon the date of consummation of such plan or (B) provides that acceptance by the class of holders of First Priority Obligations voting thereon in accordance with section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law is an unwaivable condition precedent to such plan’s confirmation and consummation and (ii) (A) pays off, in cash in full, all Second Priority Obligations and results in the Discharge of Second Priority Obligations upon the date of consummation of such plan or (B) provides that acceptance by the class of holders of Second Priority Obligations voting thereon in accordance with section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law is an unwaivable condition precedent to such plan’s confirmation and consummation.

ARTICLE VII

RELIANCE; ETC.

Section 7.01. Reliance. The (x) consent by the First Priority Secured Parties to the execution and delivery of the First Priority Debt Documents permitted under the First Priority Debt Documents, and (y) all loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Secured Parties to the Company or any Subsidiary, shall be deemed to have been given and made in reliance upon this Agreement. The First Priority Representative, on behalf of itself and each other applicable First Priority Secured Party, acknowledges that it and the other First Priority Secured Parties have, independently and without reliance on the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the First Priority Debt Documents or this Agreement. The Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, acknowledges that it and the other Second Priority Secured Parties have, independently and without reliance on the First Priority Representative, any other First Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Second Priority Debt Documents or this Agreement. The Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, acknowledges that it and the other Third Priority Secured Parties have, independently and without reliance on the First Priority Representative, any other First Priority Secured Party, the Second

Priority Representative or any other Second Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Third Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Third Priority Debt Documents or this Agreement.

Section 7.02. No Warranties or Liability.

(a) The Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, and the Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, acknowledge and agree that neither the First Priority Representative nor any other First Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The First Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Debt Documents in accordance with law and consistent with this Agreement as they may otherwise, in their sole discretion, deem appropriate, and the First Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative or the other Third Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Priority Representative nor any other First Priority Secured Party shall have any duty to the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Company or any Subsidiary (including the Second Priority Debt Documents and the Third Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with.

(b) The Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, acknowledges and agrees that neither the Second Priority Representative nor any other Second Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Second Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Priority Debt Documents in accordance with law and consistent with this Agreement as they may otherwise, in their sole discretion, deem appropriate, and the Second Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Third Priority Representative or the other Third Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Second Priority Representative nor any other Second Priority Secured Party shall have any duty to the Third Priority Representative or any other Third Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Company or any Subsidiary (including the Third Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with.

(c) Except as expressly set forth in this Agreement, the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative and the other Third Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the First Priority Obligations, the Second Priority Obligations, the Third Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral, the ownership of any Shared Collateral or the perfection or priority of any Liens thereto or (c) any other matter except as expressly set forth in this Agreement.

Section 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative and the other Third Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Priority Debt Document, any Second Priority Debt Document or any Third Priority Debt Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Obligations, Second Priority Obligations or Third Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Priority Debt document, of the terms of any Second Priority Debt Document or of the terms of any Third Priority Debt Document;

(c) any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Obligations, Second Priority Obligations or Third Priority Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Company, Holdings or any other Grantor in respect of any Secured Obligations or (ii) the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party, in each case in respect of this Agreement.

ARTICLE VIII

MISCELLANEOUS

Section 8.01. Conflicts. Subject to Section 8.21, in the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Debt Document, any Second Priority Debt Document or any Third Priority Debt Document, the provisions of this Agreement shall govern. In the event of any conflict between the provisions of this Agreement and the agreements in the ABL Intercreditor Agreement among the holders of ABL Obligations and Junior Priority Debt Obligations, the provisions of the ABL Intercreditor Agreement shall govern. In the event of a conflict between the provisions of this Agreement and the First Lien Pari Passu Intercreditor Agreement, the provisions of the First Lien Pari Passu Intercreditor Agreement shall govern.

Section 8.02. Severability. In case any provision contained in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

Section 8.03. Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 8.03(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Facility); provided that any such amendment, supplement or waiver that, by the terms of this Agreement, requires the Company’s consent or that increases the obligations or reduces the rights of, or otherwise adversely affects, Company or any Grantor shall require the consent of the Company. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the First Priority Secured Parties, the Second Priority Secured Parties, the Third Priority Secured Parties, and their respective successors and assigns.

(c) Notwithstanding the foregoing, this Agreement shall be amended, amended and restated supplemented or otherwise modified from time to time at the request of the Company, and without the consent of any Secured Party, solely to allow a First Priority Representative to become a party hereto by execution and delivery of a First Priority Representative Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, the First Priority Representative and the other First Priority Secured Parties and First Priority Obligations shall be subject to the terms hereof.

(d) Notwithstanding the foregoing, this Agreement shall be amended, amended and restated supplemented or otherwise modified from time to time at the request of the Company, and without the consent of any Secured Party, solely to allow a Second Priority Representative to become a party hereto by execution and delivery of a Second Priority Representative Joinder Agreement in accordance with Section 8.10 of this Agreement and upon such execution and delivery, the Second Priority Representative and the other Second Priority Secured Parties and Second Priority Obligations shall be subject to the terms hereof.

(e) Notwithstanding the foregoing, this Agreement shall be amended, amended and restated supplemented or otherwise modified from time to time at the request of the Company, and without the consent of any Secured Party, solely to allow a Third Priority Representative to become a party hereto by execution and delivery of a Third Priority Representative Joinder Agreement in accordance with Section 8.11 of this Agreement and upon such execution and delivery, the Third Priority Representative and the other Third Priority Secured Parties and Third Priority Obligations shall be subject to the terms hereof.

(f) Notwithstanding the foregoing, upon any Refinancing in full of any Facility, this Agreement shall be amended, amended and restated, supplemented or otherwise modified from time to time at the request of the Company, and without the consent of any Secured Party, solely to designate the credit facility that Refinances the Facility as a replacement Facility, in which case such designated credit facility shall thereafter constitute a First Priority Facility, Second Priority Facility or Third Priority Facility, as applicable; provided that each such predecessor Facility shall continue to be bound by (and entitled to the benefits of) the provisions of this Agreement as applied to such Facilities, the related agreements and all obligations thereunder prior to the Refinancing thereof.

(g) Upon the execution and delivery of the replacement Facility (as contemplated by preceding clause (d)):

(i) The Company shall deliver to the Representatives an Officer’s Certificate stating that the applicable Grantors in the case of preceding clause (d), intend to enter or have entered into a Refinancing, in whole or in part, of the Facility, as the case may be, that such agreement shall thereafter (upon any such Refinancing in full) constitute a First Priority Facility, Second Priority Facility or Third Priority Facility, as applicable, and certifying that the issuance or incurrence of such Refinancing is permitted by the Debt Documents. The Representatives shall be entitled to rely conclusively on the determination of the Company that such issuance and/or incurrence does not violate the provisions of Debt Documents; provided, however, that such determination will not affect whether or not each applicable Grantor has complied with its undertakings in the Debt Documents; and

(ii) in the case of the preceding clause (d), the Company shall provide written notice of the Refinancing Facility to each Representative, together with copies thereof, and identifying the new administrative agent or trustee (as applicable) and collateral agent thereunder, and providing its notice information for purposes hereof, and such administrative agent or trustee, as the case may be, and collateral agent shall each execute and deliver a joinder to this Agreement, and upon such execution shall be deemed First Priority Representatives, Second Priority Representatives or Third Priority Representatives, as applicable, hereunder.

Section 8.04. Information Concerning Financial Condition of the Company and the Subsidiaries. The First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative and the other Third Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any of the First Priority Representative, any other First Priority Secured Party, the Second Priority Representative, any other Second Priority Secured Party, the Third Priority Representative or any other Third Priority Secured Party in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (a) make, and the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative, the other Second Priority Secured Parties, the Third Priority Representative or the other Third Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (b) provide any additional information or provide any such information on any subsequent occasion, (c) undertake any investigation or (d) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.05. Subrogation.

(a) The Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Obligations has occurred.

(b) The Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Obligations and the Discharge of Second Priority Obligations has occurred.

Section 8.06. Application of Payments.

(a) Except as otherwise provided herein, (x) all payments received by the First Priority Secured Parties shall be applied, to such part of the First Priority Obligations as the First Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First Priority Debt Documents and in accordance with the First Lien Pari Passu Intercreditor Agreement, (y) after the Discharge of First Priority Obligations has occurred and until the Discharge of Second Priority Obligations has occurred, all payments received by the Second Priority Secured Parties shall be applied to such part of the Second Priority Obligations as the Second Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Second Priority Debt Documents, and (z) after the Discharge of First Priority Obligations and Second Priority Obligations has occurred, all payments received by the Third Priority Secured Parties shall be applied to such part of the Third Priority Obligations as the Third Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Third Priority Debt Documents.

(b) Except as otherwise provided herein, the Second Priority Representative, on behalf of itself and each other applicable Second Priority Secured Party, assents to any such extension or postponement of the time of payment of the First Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor. Except as otherwise provided herein, the Third Priority Representative, on behalf of itself and each other applicable Third Priority Secured Party, assents to any such extension or postponement of the time of payment of the First Priority Obligations, Second Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Priority Obligations and/or the Second Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07. Additional Grantors. Each of the Company and Holdings agrees that, if any Subsidiary shall become a Grantor after the date hereof, it shall promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Exhibit A. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by each of the Representatives. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 8.08. Dealings with Grantors. Upon any application or demand by the Company or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), the Company or such other Grantor, as appropriate, shall furnish to such Representative a certificate of an Authorized Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

Section 8.09. Additional First Priority Obligations.

(a) To the extent, but only to the extent, not prohibited from being incurred or issued and sold pursuant to the provisions of the then extant First Priority Debt Documents, Second Priority Debt Documents and Third Priority Debt Documents at the time of such incurrence or issuance and sale, the Company or any other Grantor may incur or issue and sell one or more series or classes of Additional First Priority Obligations under an Additional First Priority Facility. Any such Additional First Priority Obligations may be secured by a first priority Lien on all or part of the Shared Collateral, in each case under and pursuant to the relevant First Priority Collateral Documents for such Additional First Priority Obligations, if and subject to the condition that the Additional First Priority Representative, acting on behalf of itself and the other Additional First Priority Secured Parties, becomes a party to this Agreement in accordance with this Section 8.09.

(b) In order for an Additional First Priority Representative to become a party to this Agreement:

(i) such Additional First Priority Representative shall have executed and delivered an Additional First Priority Representative Joinder Agreement substantially in the form of Exhibit B (with such changes as may be approved by the First Priority Representative) pursuant to which it becomes a Representative hereunder, and the Additional First Priority Obligations and the Additional First Priority Secured Parties become subject hereto and bound hereby as Additional First Priority Obligations and Additional First Priority Secured Parties;

(ii) the Company shall have delivered to the First Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to the Additional First Priority Obligations and, if requested by the First Priority Representative, true and complete copies of each Additional First Priority Debt Document, certified as being true and correct by an Authorized Officer of the Company on behalf of the relevant Grantor and identifying the obligations to be designated as Additional First Priority Obligations, and certifying that such obligations are permitted to be incurred and secured on a first priority basis in accordance with each of the First Priority Debt Documents and any Second Priority Debt Documents; and

(iii) the Additional First Priority Obligations shall provide that each Additional First Priority Secured Party will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional First Priority Obligations.

Section 8.10. Additional Second Priority Obligations.

(a) To the extent, but only to the extent, not prohibited from being incurred or issued and sold pursuant to the provisions of the then extant First Priority Debt Documents, Second Priority Debt Documents and Third Priority Debt Documents at the time of such incurrence or issuance and sale, the Company or any other Grantor may incur or issue and sell one or more series or classes of Additional Second Priority Obligations under an Additional Second Priority Facility. Any such Additional Second Priority Obligations may be secured by a second priority, subordinated Lien on all or part of the Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Additional Second Priority Obligations, if and subject to the condition that the Additional Second Priority Representative, acting on behalf of itself and the other Additional Second Priority Secured Parties, becomes a party to this Agreement in accordance with this Section 8.10.

(b) In order for an Additional Second Priority Representative to become a party to this Agreement:

(i) such Additional Second Priority Representative shall have executed and delivered an Additional Second Priority Representative Joinder Agreement substantially in the form of Exhibit C (with such changes as may be approved by the First Priority Representative) pursuant to which it becomes a Representative hereunder, and the Additional Second Priority Obligations and the Additional Second Priority Secured Parties become subject hereto and bound hereby as Additional Second Priority Obligations and Additional Second Priority Secured Parties;

(ii) the Company shall have delivered to the First Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.10 are satisfied with respect to the Additional Second Priority Obligations and, if requested by the First Priority Representative, true and complete copies of each Additional Second Priority Debt Document, certified as being true and correct by an Authorized Officer of the Company on behalf of the relevant Grantor and identifying the obligations to be designated as Additional Second Priority Obligations, and certifying that such obligations are permitted to be incurred and secured on a second priority, lien subordinated basis in accordance with each of the First Priority Debt Documents and any Second Priority Debt Documents; and

(iii) the Additional Second Priority Obligations shall provide that each Additional Second Priority Secured Party will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Second Priority Obligations.

Section 8.11. Additional Third Priority Obligations.

(a) To the extent, but only to the extent, not prohibited from being incurred or issued and sold pursuant to the provisions of the then extant First Priority Debt Documents, Second Priority Debt Documents and Third Priority Debt Documents at the time of such incurrence or issuance and sale, the Company or any other Grantor may incur or issue and sell one or more series or classes of Additional Third Priority Obligations under an Additional Third Priority Facility. Any such Additional Third Priority Obligations may be secured by a third priority, subordinated Lien on all or part of the Shared Collateral, in each case under and pursuant to the relevant Third Priority Collateral Documents for such Additional Third Priority Obligations, if and subject to the condition that the Additional Third Priority Representative, acting on behalf of itself and the other Additional Third Priority Secured Parties, becomes a party to this Agreement in accordance with this Section 8.11.

(b) In order for an Additional Third Priority Representative to become a party to this Agreement:

(i) such Additional Third Priority Representative shall have executed and delivered an Additional Third Priority Representative Joinder Agreement substantially in the form of Exhibit D (with such changes as may be approved by the First Priority Representative and Second Priority Representative) pursuant to which it becomes a Representative hereunder, and the Additional Third Priority Obligations and the Additional Third Priority Secured Parties become subject hereto and bound hereby as Additional Third Priority Obligations and Additional Third Priority Secured Parties;

(ii) the Company shall have delivered to the First Priority Representative and Second Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.11 are satisfied with respect to the Additional Third Priority Obligations and, if requested by the First Priority Representative or Second Priority Representative, true and complete copies of each Additional Third Priority Debt Document, certified as being true and correct by an Authorized Officer of the Company on behalf of the relevant Grantor and identifying the obligations to be designated as Additional Third Priority Obligations, and certifying that such obligations are permitted to be incurred and secured on a third priority, lien subordinated basis in accordance with each of the First Priority Debt Documents and Second Priority Debt Documents; and

(iii) the Additional Third Priority Obligations shall provide that each Additional Third Priority Secured Party will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Third Priority Obligations.

Section 8.12. Jurisdiction; Consent to Service of Process.

(a) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any New York State or U.S. Federal court sitting in the Borough of Manhattan in the city of New York with respect to actions brought against it as a defendant in respect of any suit, action or proceeding or arbitral award arising out of or relating to this Agreement, the other Collateral Documents, the First Priority Debt Documents, the Second Priority Debt Documents or the Third Priority Debt Documents (a “Proceeding”), and irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably waives, to the fullest extent it may do so under applicable law, trial by jury and any objection which it may now or hereafter have to the laying of the venue of any such Proceeding brought in any such court and any claim that any such Proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for in the First Priority Debt Documents, the Second Priority Debt Documents or the Third Priority Debt Documents, as applicable. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(c) Each of the Grantors and each Representative, on behalf of itself and the Secured Parties for whom it is acting, irrevocably agrees that, in any proceedings anywhere (whether for an injunction, specific performance or otherwise), no immunity (to the extent that it may at any time exist, whether on the grounds of sovereignty or otherwise) from such proceedings, from attachment (whether in aid of execution, before judgment or otherwise) of its assets or from execution of judgment shall be claimed by it or on its behalf or with respect to its assets, except to the extent required by applicable law, any such immunity being irrevocably waived, to the fullest extent permitted by applicable law. Each of the Grantors and each Representative, on behalf of itself and the Secured Parties for whom it is acting, irrevocably agrees that, where permitted by applicable law, it and its assets are, and shall be, subject to such proceedings, attachment or execution in respect of its obligations under this Agreement.

Section 8.13. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent by mail, telecopy or hand delivery:

(a)	If to the Company or any other Grantor:

iHeartCommunications, Inc.

20880 Stone Oak Parkway

San Antonio, TX 78258

Attn: Treasury Department

Telephone: (210) 832-3311

Fax: (210) 832-3884

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: Patrick Ryan

Telephone: 212-455-3463

Email: pryan@stblaw.com

(b) If to the First Lien Credit Agreement Representative, a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

Bank of America, N.A.

Agency Management

900 W Trade Street

Mail Code NC1-026-06-03

Charlotte, NC 28255

Attention Priscilla Ruffin

Office: 980.386.3475 l

Fax : 704.409.0918

Email: Priscilla.L.Ruffin@bofa.com

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, NC 28202-4003

Attn: Tripp Monroe

T/F: 704-331-1107

Email: trippmonroe@mvalaw.com

(c) If to the First Lien Notes (2029) Representative, First Lien Notes (2030) Representative or First Lien Notes (2031) Representative, each a First Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

U.S. Bank Trust Company, National Association

333 Commerce Street, Suite 900

Nashville, Tennessee 37291

Attn: Global Corporate Trust Services

Telephone: 615-251-0733

Facsimile: 615-251-0737

Email: wally.jones@usbank.com

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

Holland & Knight LLP

511 Union Street, Suite 2700

Nashville, Tennessee 37219

Attn: Beth Vessel

Email: Beth.Vessel@hklaw.com

(d) If to the Second Lien Notes Representative, a Second Priority Representative, to the address below (or at such other address as shall be designated by it in a written notice to the Company):

U.S. Bank Trust Company, National Association

333 Commerce Street, Suite 900

Nashville, Tennessee 37291

Attn: Global Corporate Trust Services

Telephone: 615-251-0733

Facsimile: 615-251-0737

Email: wally.jones@usbank.com

With a copy to (which copy shall be delivered as an accommodation and shall not be required to be delivered in satisfaction of any requirement hereof):

Holland & Knight LLP

511 Union Street, Suite 2700

Nashville, Tennessee 37219

Attn: Beth Vessel

Email: Beth.Vessel@hklaw.com

(e) If to any Additional First Priority Representative, to it at the address specified by it in the Additional First Priority Representative Joinder Agreement delivered by it pursuant to Section 8.09.

(f) If to any Additional Second Priority Representative, to it at the address specified by it in the Additional Second Priority Representative Joinder Agreement delivered by it pursuant to Section 8.10.

(g) If to any Additional Third Priority Representative, to it at the address specified by it in the Additional Third Priority Representative Joinder Agreement delivered by it pursuant to Section 8.11.

Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.13 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.13. As agreed to among Company, each First Priority Representative, each Second Priority Representative, each Third Priority Representative and the applicable holders of Secured Obligations from time to time, notices and other communications may also be delivered by e-mail to the email address of a representative of the applicable Person provided from time to time by such Person.

Section 8.14. Further Assurances. Each Representative, on behalf of itself and the Secured Parties for whom it is acting, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 8.15. Governing Law; Waiver of Jury Trial.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

(b) EACH OF PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER SECURED DEBT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.16. Binding on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Representatives and the Secured Parties, and their respective successors and assigns, and nothing herein or in any Collateral Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, any Collateral Document, or the Shared Collateral. All obligations of the Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the First Priority Representative, the Second Priority Representative or the Third Priority Representative, as applicable, and each present and future holder of Secured Obligations and all of their respective successors and assigns.

Section 8.17. Headings. Section, subsection and other headings used in this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 8.18. Counterparts. The parties may sign any number of copies of this Agreement, including in electronic .pdf format. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication or electronic mail), each of which shall be an original and all of which together shall constitute one and the same instrument.

Section 8.19. Electronic Signatures. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, including without limitation, digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the First Priority Representative by any other authorized representative), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the First Priority Representative, the Second Priority Representative and the Third Priority Representative, including the risk of interception and misuse by third parties.

Section 8.20. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Priority Representative represents and warrants that its entry into this Agreement is authorized by the First Priority Facilities. The Second Priority Representative represents and warrants that this Agreement is binding upon the Second Priority Secured Parties. The Third Priority Representative represents and warrants that this Agreement is binding upon the Third Priority Secured Parties.

Section 8.21. Third Party Beneficiaries; Provisions Solely to Define Relative Rights. The Lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such Lien priorities shall inure solely to the benefit of the First Priority Representative, the other First Priority Secured Parties, the Second Priority Representative, the other Second Priority Secured Parties the Third Priority Representative, the other Third Priority Secured Parties and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights; provided that the Company and each Grantor may assert the benefits of Section 5.01(d), Section 5.03(d), Section 5.06, Section 8.03, Section 8.08, Section 8.12 and Section 8.21. Nothing in this Agreement is intended to or shall impair the obligation of any Grantor, which is absolute and unconditional, to pay the Secured Obligations as and when the same shall become due and payable in accordance with their terms.

Section 8.22. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

Section 8.23. Representatives. It is understood and agreed that (a) each First Priority Representative is entering into this Agreement not in its individual capacity but solely in its capacity as administrative agent, collateral agent and/or trustee under the applicable First Priority Debt Documents, and all rights, protections, indemnities and benefits applicable to the First Priority Representatives in such capacities shall also apply to the First Priority Representatives hereunder, (b) each Second Priority Representative is entering into this Agreement not in its individual capacity but solely in its capacity as administrative agent, collateral agent and/or trustee under the applicable Second Priority Debt Documents, and all rights, protections, indemnities and benefits applicable to the Second Priority Representatives in such capacities shall also apply to the Second Priority Representatives hereunder and (c) each Third Priority Representative is entering into this Agreement not in its individual capacity but solely in its capacity as administrative agent, collateral agent and/or trustee under the applicable Third Priority Debt Documents, and all rights, protections, indemnities and benefits applicable to the Third Priority Representatives in such capacities shall also apply to the Third Priority Representatives hereunder.

Section 8.24. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 8.25. Successors. For the avoidance of doubt, any successor administrative agent, collateral agent or trustee appointed under any series of Secured Obligations may replace the applicable Representative hereunder with respect to such series of Secured Obligations by executing a counterpart signature page hereto and delivering such signature page to each party hereto.

EXHIBIT A

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [    ], dated as of [   ], 20[    ] (this “Grantor Joinder Agreement”), to the MULTI-LIEN INTERCREDITOR AGREEMENT dated as of December 20, 2024 (the “Multi-Lien Intercreditor Agreement”), by and among Bank of America, N.A., as administrative agent and collateral agent under the First Lien Credit Agreement (as defined in the Multi-Lien Intercreditor Agreement) (in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2029, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2030, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2031, in each case under the First Lien Secured Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in each case, in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent under the Second Lien Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in such capacity and together with its successors in such capacity), Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement, any Additional First Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 of the Multi-Lien Intercreditor Agreement, any Additional Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.10 of the Multi-Lien Intercreditor Agreement and any Additional Third Priority Representative that from time to time becomes a party thereto pursuant to Section 8.11 of the Multi-Lien Intercreditor Agreement, iHeartCommunications, Inc., a Texas corporation (or any successor thereof, the “Company”), iHeartMedia Capital I, LLC, a Delaware limited liability corporation (or any successor thereof, “Holdings”), and the other Grantors party hereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Multi-Lien Intercreditor Agreement.

B. The Grantors have entered into the Multi-Lien Intercreditor Agreement. Pursuant to certain First Priority Debt Documents, certain Second Priority Debt Documents and certain Third Priority Debt Documents, certain newly acquired or organized Subsidiaries of Holdings are required to enter into the Multi-Lien Intercreditor Agreement. Section 8.07 of the Multi-Lien Intercreditor Agreement provides that such Subsidiaries may become party to the Multi-Lien Intercreditor Agreement by execution and delivery of an instrument in the form of this Grantor Joinder Agreement. The undersigned Subsidiary (the “New Grantor”) is executing this Grantor Joinder Agreement in accordance with the requirements of the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Debt Documents.

Accordingly, the Representatives and the New Grantor agree as follows:

SECTION 1. In accordance with Section 8.07 of the Multi-Lien Intercreditor Agreement, by its signature below becomes a Grantor under the Multi-Lien Intercreditor Agreement with the same force and effect as if the New Grantor had originally been named therein as a Grantor. Each reference to a “Grantor” in the Multi-Lien Intercreditor Agreement shall be deemed to include the New Grantor. The Multi-Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Representatives and the other Secured Parties that this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

SECTION 3. This Grantor Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each Representative shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the New Grantor. Delivery of an executed signature page to this Grantor Joinder Agreement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the Multi-Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. This Grantor Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 6. In case any provision contained in this Grantor Joinder Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.13 of the Multi-Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the Multi-Lien Intercreditor Agreement.

SECTION 8. The Company, Holdings or the New Grantor shall reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each such Representative.

IN WITNESS WHEREOF, the New Grantor and the Representatives have duly executed this Grantor Joinder Agreement acknowledging the Multi-Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Acknowledged by:

[______], as First Priority Representative

By:
Name:
Title:

[______], as Second Priority Representative

By:
Name:
Title:

[______], as Third Priority Representative

By:
Name:
Title:

EXHIBIT B

[FORM OF] ADDITIONAL FIRST PRIORITY REPRESENTATIVE JOINDER AGREEMENT NO. [ ], to the MULTI-LIEN INTERCREDITOR AGREEMENT dated as of December 20, 2024 (the “Multi-Lien Intercreditor Agreement”), by and among Bank of America, N.A, as administrative agent and collateral agent under the First Lien Credit Agreement (as defined in the Multi-Lien Intercreditor Agreement) (in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2029, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2030, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2031, in each case under the First Lien Secured Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in each case, in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent under the Second Lien Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in such capacity and together with its successors in such capacity), Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement, any Additional First Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 of the Multi-Lien Intercreditor Agreement, any Additional Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.10 of the Multi-Lien Intercreditor Agreement and any Additional Third Priority Representative that from time to time becomes a party thereto pursuant to Section 8.11 of the Multi-Lien Intercreditor Agreement, iHeartCommunications, Inc., a Texas corporation (or any successor thereof, the “Company”), iHeartMedia Capital I, LLC, a Delaware limited liability corporation (or any successor thereof, “Holdings”), and the other Grantors party hereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Multi-Lien Intercreditor Agreement.

B. As a condition to the ability of the Company or any other Grantor to incur Additional First Priority Obligations and to secure such Additional First Priority Obligations with Liens on the Shared Collateral on an equal priority basis with the Liens on the Shared Collateral securing the First Priority Obligations and to have such Additional First Priority Obligations guaranteed by the Grantors on a first priority basis, in each case, under and pursuant to the First Priority Collateral Documents, the Additional First Priority Representative is required to become a Representative under, and the Additional First Priority Obligations and the Additional First Priority Secured Parties are required to become subject to and bound by, the Multi-Lien Intercreditor Agreement as an Additional First Priority Representative, Additional First Priority Obligations and Additional First Priority Secured Parties. Section 8.09 of the Multi-Lien Intercreditor Agreement provides that such Additional First Priority Representative may become a Representative under, and such Additional First Priority Obligations and such Additional First Priority Secured Parties may become subject to and bound by, the Multi-Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional First Priority Representative of an instrument in the form of this Additional First Priority Representative Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.09 of the

Multi-Lien Intercreditor Agreement. The undersigned Additional First Priority Representative (the “New Representative”) is executing this Additional First Priority Representative Joinder Agreement in accordance with the requirements of the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Debt Documents.

Accordingly, the Representatives and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the Multi-Lien Intercreditor Agreement, the New Representative (acting as trustee under [DESCRIBE ADDITIONAL FIRST PRIORITY FACILITY]), by its signature below becomes a Representative under, and the Additional First Priority Obligations and Additional First Priority Secured Parties become subject to and bound by, the Multi-Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and the other Additional First Priority Secured Parties, hereby agrees to all the terms and provisions of the Multi-Lien Intercreditor Agreement applicable to it as an Additional First Priority Representative and First Priority Representative and to the other Additional First Priority Secured Parties and First Priority Secured Parties. Each reference to a “Representative”, “Additional First Priority Representative” or “First Priority Representative” in the Multi-Lien Intercreditor Agreement shall be deemed to include the New Representative. The Multi-Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. This Additional First Priority Representative Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Additional Priority Representative Joinder Agreement shall become effective when each Representative shall have received a counterpart of this First Priority Representative Joinder Agreement that bears the signature of the New Representative. Delivery of an executed signature page to this Additional First Priority Representative Joinder Agreement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Additional Second Priority Representative Joinder Agreement.

SECTION 3. Except as expressly supplemented hereby, the Multi-Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 4. This Additional First Priority Representative Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 5. In case any provision contained in this Additional First Priority Representative Joinder Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

SECTION 6. All communications and notices hereunder shall be in writing and given as provided in Section 8.13 of the Multi-Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 7. The Company agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Additional First Priority Representative Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each such Representative.

IN WITNESS WHEREOF, the New Representative and the Representatives have duly executed this Additional First Priority Representative Joinder Agreement to the Multi-Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as New Representative

By:
Name:
Title:

Address for notices:

Attn:
Tel:
Fax:
Email:

[______], as First Priority Representative

By:
Name:
Title:

[______], as Second Priority Representative

By:
Name:
Title:

[______], as Third Priority Representative

By:
Name:
Title:

Acknowledged by:

[______],

By:
Name:
Title:

[______],

By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Schedule I to the

Additional First Priority Representative Joinder Agreement to the

Multi-Lien Intercreditor Agreement

Grantors

[______]

EXHIBIT C

[FORM OF] ADDITIONAL SECOND PRIORITY REPRESENTATIVE JOINDER AGREEMENT NO. [ ], to the MULTI-LIEN INTERCREDITOR AGREEMENT dated as of December 20, 2024 (the “Multi-Lien Intercreditor Agreement”), by and among Bank of America, N.A. as administrative agent and collateral agent under the First Lien Credit Agreement (as defined in the Multi-Lien Intercreditor Agreement) (in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2029, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2030, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2031, in each case under the First Lien Secured Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in each case, in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent under the Second Lien Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in such capacity and together with its successors in such capacity), Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement, any Additional First Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 of the Multi-Lien Intercreditor Agreement, any Additional Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.10 of the Multi-Lien Intercreditor Agreement and any Additional Third Priority Representative that from time to time becomes a party thereto pursuant to Section 8.11 of the Multi-Lien Intercreditor Agreement, iHeartcommunications, Inc., a Texas corporation (or any successor thereof, the “Company”), iHeartmedia Capital I, LLC, a Delaware limited liability corporation (or any successor thereof, “Holdings”), and the other Grantors party hereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Multi-Lien Intercreditor Agreement.

B. As a condition to the ability of the Company or any other Grantor to incur Additional Second Priority Obligations and to secure such Additional Second Priority Obligations with Liens on the Shared Collateral on an equal priority basis with the Liens on the Shared Collateral securing the Second Priority Obligations and to have such Additional Second Priority Obligations guaranteed by the Grantors on a second priority, lien subordinated basis, in each case, under and pursuant to the Second Priority Collateral Documents, the Additional Second Priority Representative is required to become a Representative under, and the Additional Second Priority Obligations and the Additional Second Priority Secured Parties are required to become subject to and bound by, the Multi-Lien Intercreditor Agreement as an Additional Second Priority Representative, Additional Second Priority Obligations and Additional Second Priority Secured Parties. Section 8.10 of the Multi-Lien Intercreditor Agreement provides that such Additional Second Priority Representative may become a Representative under, and such Additional Second Priority Obligations and such Additional Second Priority Secured Parties may become subject to and bound by, the Multi-Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional Second Priority Representative of an instrument in the form of this Additional Second Priority Representative Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.10 of the Multi-Lien Intercreditor Agreement. The undersigned Additional Second Priority Representative (the “New Representative”) is executing this Additional Priority Representative Joinder Agreement in accordance with the requirements of the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Debt Documents.

Accordingly, the Representatives and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.10 of the Multi-Lien Intercreditor Agreement, the New Representative (acting as trustee under [DESCRIBE ADDITIONAL SECOND PRIORITY FACILITY]), by its signature below becomes a Representative under, and the Additional Second Priority Obligations and Additional Second Priority Secured Parties become subject to and bound by, the Multi-Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and the other Additional Second Priority Secured Parties, hereby agrees to all the terms and provisions of the Multi-Lien Intercreditor Agreement applicable to it as an Additional Second Priority Representative and Second Priority Representative and to the other Additional Second Priority Secured Parties and Second Priority Secured Parties. Each reference to a “Representative”, “Additional Second Priority Representative” or “Second Priority Representative” in the Multi-Lien Intercreditor Agreement shall be deemed to include the New Representative. The Multi-Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. This Additional Second Priority Representative Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Additional Priority Representative Joinder Agreement shall become effective when each Representative shall have received a counterpart of this Second Priority Representative Joinder Agreement that bears the signature of the New Representative. Delivery of an executed signature page to this Additional Second Priority Representative Joinder Agreement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Additional Second Priority Representative Joinder Agreement.

SECTION 3. Except as expressly supplemented hereby, the Multi-Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 4. This Additional Second Priority Representative Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 5. In case any provision contained in this Additional Second Priority Representative Joinder Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

SECTION 6. All communications and notices hereunder shall be in writing and given as provided in Section 8.13 of the Multi-Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 7. The Company agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Additional Second Priority Representative Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each such Representative.

IN WITNESS WHEREOF, the New Representative and the Representatives have duly executed this Additional Second Priority Representative Joinder Agreement to the Multi-Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as New Representative

By:
Name:
Title:

Address for notices:

Attn:
Tel:
Fax:
Email:

[______], as First Priority Representative

By:
Name:
Title:

[______], as Second Priority Representative

By:
Name:
Title:

[______], as Third Priority Representative

By:
Name:
Title:

Acknowledged by:

[______],

By:
Name:
Title:

[______],

By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Schedule I to the

Additional Second Priority Representative Joinder Agreement to the

Multi-Lien Intercreditor Agreement

Grantors

[______]

EXHIBIT D

[FORM OF] ADDITIONAL THIRD PRIORITY REPRESENTATIVE JOINDER AGREEMENT NO. [ ], to the MULTI-LIEN INTERCREDITOR AGREEMENT dated as of December 20, 2024 (the “Multi-Lien Intercreditor Agreement”), by and among Bank of America, N.A, as administrative agent and collateral agent under the First Lien Credit Agreement (as defined in the Multi-Lien Intercreditor Agreement) (in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2029, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2030, U.S. Bank Trust Company, National Association, as trustee and collateral agent for the Senior Secured First Lien Notes due 2031, in each case under the First Lien Secured Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in each case, in such capacities and together with its successors in such capacities), U.S. Bank Trust Company, National Association, as trustee and collateral agent under the Second Lien Notes Indenture (as defined in the Multi-Lien Intercreditor Agreement) (in such capacity and together with its successors in such capacity), Bank of America, N.A., as administrative agent and collateral agent under the Third Lien Existing Credit Agreement, any Additional First Priority Representative that from time to time becomes a party thereto pursuant to Section 8.09 of the Multi-Lien Intercreditor Agreement, any Additional Second Priority Representative that from time to time becomes a party thereto pursuant to Section 8.10 of the Multi-Lien Intercreditor Agreement and any Additional Third Priority Representative that from time to time becomes a party thereto pursuant to Section 8.11 of the Multi-Lien Intercreditor Agreement, iHeartcommunications, Inc., a Texas corporation (or any successor thereof, the “Company”), iHeartmedia Capital I, LLC, a Delaware limited liability corporation (or any successor thereof, “Holdings”), and the other Grantors party hereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Multi-Lien Intercreditor Agreement.

B. As a condition to the ability of the Company or any other Grantor to incur Additional Third Priority Obligations and to secure such Additional Third Priority Obligations with Liens on the Shared Collateral on an equal priority basis with the Liens on the Shared Collateral securing the Third Priority Obligations and to have such Additional Third Priority Obligations guaranteed by the Grantors on a third priority, lien subordinated basis, in each case, under and pursuant to the Third Priority Collateral Documents, the Additional Third Priority Representative is required to become a Representative under, and the Additional Third Priority Obligations and the Additional Third Priority Secured Parties are required to become subject to and bound by, the Multi-Lien Intercreditor Agreement as an Additional Third Priority Representative, Additional Third Priority Obligations and Additional Third Priority Secured Parties. Section 8.11 of the Multi-Lien Intercreditor Agreement provides that such Additional Third Priority Representative may become a Representative under, and such Additional Third Priority Obligations and such Additional Third Priority Secured Parties may become subject to and bound by, the Multi-Lien Intercreditor Agreement, pursuant to the execution and delivery by the Additional Third Priority Representative of an instrument in the form of this Additional Third Priority Representative Joinder Agreement and the satisfaction of the other conditions set forth in Section

8.11 of the Multi-Lien Intercreditor Agreement. The undersigned Additional Third Priority Representative (the “New Representative”) is executing this Additional Priority Representative Joinder Agreement in accordance with the requirements of the First Priority Debt Documents, the Second Priority Debt Documents and the Third Priority Debt Documents.

Accordingly, the Representatives and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.11 of the Multi-Lien Intercreditor Agreement, the New Representative (acting as trustee under [DESCRIBE ADDITIONAL THIRD PRIORITY FACILITY]), by its signature below becomes a Representative under, and the Additional Third Priority Obligations and Additional Third Priority Secured Parties become subject to and bound by, the Multi-Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and the other Additional Third Priority Secured Parties, hereby agrees to all the terms and provisions of the Multi-Lien Intercreditor Agreement applicable to it as an Additional Third Priority Representative and Third Priority Representative and to the other Additional Third Priority Secured Parties and Third Priority Secured Parties. Each reference to a “Representative”, “Additional Third Priority Representative” or “Third Priority Representative” in the Multi-Lien Intercreditor Agreement shall be deemed to include the New Representative. The Multi-Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. This Additional Third Priority Representative Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Additional Priority Representative Joinder Agreement shall become effective when each Representative shall have received a counterpart of this Third Priority Representative Joinder Agreement that bears the signature of the New Representative. Delivery of an executed signature page to this Additional Third Priority Representative Joinder Agreement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Additional Third Priority Representative Joinder Agreement.

SECTION 3. Except as expressly supplemented hereby, the Multi-Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 4. This Additional Third Priority Representative Joinder Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 5. In case any provision contained in this Additional Third Priority Representative Joinder Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any term or provision hereof invalid or unenforceable in any respect.

SECTION 6. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Multi-Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 7. The Company agrees to reimburse each Representative for its reasonable out-of-pocket expenses in connection with this Additional Third Priority Representative Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each such Representative.

IN WITNESS WHEREOF, the New Representative and the Representatives have duly executed this Additional Third Priority Representative Joinder Agreement to the Multi-Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as New Representative

By:
Name:
Title:

Address for notices:

Attn:
Tel:
Fax:
Email:

[______], as First Priority Representative

By:
Name:
Title:

[______], as Second Priority Representative

By:
Name:
Title:

[______], as Third Priority Representative

By:
Name:
Title:

Acknowledged by:

[______],

By:
Name:
Title:

[______],

By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Schedule I to the

Additional Third Priority Representative Joinder Agreement to the

Multi-Lien Intercreditor Agreement

Grantors

[______]